HarborView Mortgage Pass-Through Certificates

Series 2005-14

Preliminary Marketing Materials

$42,447,000 (Approximate)

Underwriter

The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the “Underwriter”) (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein.  This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited.  The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein.  You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc.  The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.  The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein.  In addition, the Underwriter is an affiliate of the depositor.

Preliminary Term Sheet

Date Prepared: October 17, 2005

HarborView Mortgage Pass-Through Certificates, Series 2005-14

$42,447,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Class	Principal Amount (Approx.) (1)	WAL (Yrs) WAVG Roll or Call/ Mat(2)	Pmt Window (Mths) WAVG Roll or Call/ Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings S&P/Moody’s/Fitch
1-A	$71,080,000	Not Marketed Hereby		Variable (3)	Senior	[AAA/Aaa/AAA]
2-A	$104,550,000			Net WAC (4)	Senior	[AAA/Aaa/AAA]
3-A	$125,838,000			Net WAC (4)	Senior	[AAA/Aaa/AAA]
4-A	$127,813,000			Net WAC (4)	Senior	[AAA/Aaa/AAA]
5-A	$415,199,000			Net WAC (4)	Senior	[AAA/Aaa/AAA]
X	$71,080,100			Variable	Senior/ IO	[AAA/Aaa/AAA]
A-R	$100			Variable	Senior/Residual	[AAA/Aaa/AAA]
B-1	$20,772,000	5.12 / 6.09	1-83 / 1-360	Net WAC (5)	Subordinate	[AA/Aa2/AA]
B-2	$13,547,000	5.12 / 6.09	1-83 / 1-360	Net WAC (5)	Subordinate	[A+/A2/A]
B-3	$8,128,000	5.12 / 6.09	1-83 / 1-360	Net WAC (5)	Subordinate	[BBB+/Baa2/BBB]
B-4	$5,870,000	Privately Offered Certificates			Subordinate	[BB+/Ba2/BB+]
B-5	$6,773,000				Subordinate	[B/NR/NR]
B-6	$3,616,179				Subordinate	NR/NR/NR
Total:	$903,186,279

(1)

Distributions on the Class 1-A, Class 2-A, Class 3-A, Class 4-A and Class 5-A Certificates will be primarily derived from the Group 1, Group 2, Group 3, Group 4 and Group 5 Mortgage Loans (as described herein), respectively.  Distributions on the Subordinate Certificates (as described herein) will be primarily derived from all Mortgage Loans (as described herein).  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

WAL and Payment Window for the Class 1-A Certificates are shown to the Optional Call Date and to maturity (as described herein).  WAL and Payment Window for the Class 2-A, Class 3-A, Class 4-A, Class 5-A, Class B-1, Class B-2 and Class B-3 Certificates are shown to the earlier of (i) Weighted Average Roll Date or (ii) the Optional Call Date and to maturity (as described herein).

(3)

On each Distribution Date, the Certificate Interest Rate for the Class 1-A Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin doubles after the first possible Optional Call Date), (ii) the related Net WAC Cap and 11.000%.

(4)

For every Distribution Date, the interest rate for each of the Class 2-A, Class 3-A, Class 4-A and Class 5-A Certificates will be equal to the Net WAC Rate of the Mortgage Loans in the related Mortgage Loan Group.

(5)

The Class B-1, Class B-2 and Class B-3 Certificates will have an interest rate equal to the weighted average Net WAC Rate of the Mortgage Loans (weighted on the basis of the related subordinate components).

Depositor:

Greenwich Capital Acceptance, Inc.

Underwriter:

Greenwich Capital Markets, Inc.

Master Servicer:

Wells Fargo Bank, National Association.

Servicers:

Countrywide Home Loans Servicing, LP, Downey Savings and Loan Association, F.A., Mellon Trust of New England, National Association and National City Mortgage Co.

Custodian/

Trustee:

Deutsche Bank National Trust Company and Mellon Trust of New England, National Association.

Rating Agencies:

S&P, Moody’s and Fitch will rate the Offered Certificates.   It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

October 1, 2005.

Expected Pricing Date:

October [13], 2005.

Closing Date:

On or about October 31, 2005.

Distribution Date:

The 19th day of each month (or if such day is not a business day, the next succeeding business day), commencing in November 2005.

Certificates:

The “Senior Certificates” will consist of the Class 1-A, Class 2-A, Class 3-A, Class 4-A and Class 5-A Certificates (collectively the “Class A Certificates”), the Class X Certificates and the Class A-R Certificate.  The Class B-1, Class B-2 and Class B-3 Certificates will be referred to herein as the “Senior Subordinate Certificates” and the Class B-4, Class B-5, and Class B-6 Certificates will be referred to herein as the “Junior Subordinate Certificates,” together with the Senior Subordinate Certificates, the “Subordinate Certificates.”  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Senior Subordinate Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by investors for the Class 1-A Certificates will not include accrued interest (settling flat).  The price to be paid by investors for the Class 2-A, Class 3-A Class 4-A and Class 5-A Certificates and the Senior Subordinates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (30 days).

Interest Accrual Period:

The interest accrual period with respect to the Class 1-A Certificates for a given Distribution Date will begin on the preceding the Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and end on the day prior to such Distribution Date (on an actual/360 basis).

The interest accrual period with respect to the Class 2-A, Class 3-A, Class 4-A, Class 5-A and Class X Certificates and the Senior Subordinate Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  Upon request the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Class A Certificates and Senior Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class A Certificates and Senior Subordinate Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates and Senior Subordinate Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class A-R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:

The Senior Certificates and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Weighted Average

Roll Date:

For structuring the Weighted Average Roll Date with respect to the, Group 2, Group 3, Group 4 and Group 5 Mortgage Loans is assumed to be the Distribution Date in July 2008, July 2010, August 2012 and August 2015, respectively. The Weighted Average Roll Date for the Mortgage Loans is Septebmer 2012.

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Mortgage Loans:

Collectively, the Group 1 Mortgage Loans, the Group 2 Mortgage Loans, the Group 3 Mortgage Loans, the Group 4 Mortgage Loans and the Group 5 Mortgage Loans will be referred to as the “Mortgage Loans”.  The aggregate principal balance of the Mortgage Loans as of the Cut-off Date is approximately $903,186,279.

Group 1

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 1 Mortgage Loans described herein is approximately $76,021,278 (the “Group 1 Mortgage Loans”). The Group 1 Mortgage Loans are non-convertible, adjustable rate mortgage loans, all of which adjust based on 6 month LIBOR.  Each of the Group 1 Mortgage Loans has an original term to maturity of 30 or 40 years.  A portion of the Group 1 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for a term of approximately five years following origination.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 1 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

Group 2

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 2 Mortgage Loans described herein is approximately $111,818,265 (the “Group 2 Mortgage Loans”). The Group 2 Mortgage Loans are non-convertible, adjustable rate mortgage loans, all of which adjust based on 6 month LIBOR or 12 month LIBOR and all of which have initial rate adjustments primarily occurring approximately 3 years after the date of origination of each mortgage loan.  Each of the Group 2 Mortgage Loans has an original term to maturity of 30 years.  A portion of the Group 2 Mortgage Loans (see attached preliminary collateral summary) are primarily scheduled to pay interest only for the first three or ten years.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 2 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

Group 3

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 3 Mortgage Loans described herein is approximately $134,586,064 (the “Group 3 Mortgage Loans”). The Group 3 Mortgage Loans are non-convertible, adjustable rate mortgage loans, all of which adjust based on 1 month LIBOR, 6 month LIBOR or 12 month LIBOR and all of which have initial rate adjustments primarily occurring approximately 5 years after the date of origination of each mortgage loan.  Each of the Group 3 Mortgage Loans has an original term to maturity of 30 years.  A portion of the Group 3 Mortgage Loans (see attached preliminary collateral summary) are primarily scheduled to pay interest only for the first five or ten years.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 3 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

Group 4

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 4 Mortgage Loans described herein is approximately $136,698,097 (the “Group 4 Mortgage Loans”). The Group 4 Mortgage Loans are non-convertible, adjustable rate mortgage loans, all of which adjust based on 6 month LIBOR, 1 Year CMT or 12 month LIBOR and all of which have initial rate adjustments primarily occurring approximately 7 years after the date of origination of each mortgage loan.  Each of the Group 4 Mortgage Loans has an original term to maturity of 30 years.  A portion of the Group 4 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for the first seven or ten years.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 4 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

Group 5

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 5 Mortgage Loans described herein is approximately $444,062,575 (the “Group 5 Mortgage Loans”). The Group 5 Mortgage Loans are non-convertible, adjustable rate mortgage loans, all of which adjust based on 12 month LIBOR or 1 Year CMT and all of which have initial rate adjustments primarily occurring approximately 10 years after the date of origination of each mortgage loan.  Each of the Group 5 Mortgage Loans has an original term to maturity of 30 years.  A portion of the Group 5 Mortgage Loans (see attached preliminary collateral summary) are primarily scheduled to pay interest only for the first ten years.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 5 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [6.50]% total subordination.

Shifting Interest:

Until the first Distribution Date occurring after November 2012, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

November 2005 – October 2012

0% Pro Rata Share

November 2012 – October 2013

30% Pro Rata Share

November 2013 – October 2014

40% Pro Rata Share

November 2014 – October 2015

60% Pro Rata Share

November 2015 – October 2016

80% Pro Rata Share

November 2016 and after

100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in November 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in November 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all principal prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of

Realized Losses:

Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and second; to the related Senior Certificates (other than the Class X Certificates) until its class principal balance has been reduced to zero.

Net WAC Rate:

The “Net WAC Rate” for the Mortgage Loans or any Mortgage Loan Group is the weighted average of the Net Mortgage Rates of the related mortgage loans.  The “Net Mortgage Rate” with respect to each mortgage loan is equal to the loan rate less the related servicing fee and trust expense fee rate.

Net WAC Cap:

The “Net WAC Cap” for the Class 1A-1 Certificates is equal to (i) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans, adjusted for the number of days in the related accrual period.

Yield Maintenance

Agreement:

On the Closing Date, the Trustee will enter into  “Yield Maintenance Agreement”, or “YMA”, with a counterparty (the “Counterparty”) for the benefit of the Class 1-A.  The notional balance of each YMA for any Distribution Date is subject to a maximum equal to the aggregate principal balance of the related class or classes of certificates immediately prior to such Distribution Date.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 11.000%. The Yield Maintenance Agreement will terminate after the Distribution Date in June 2009. Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the Class 1-A Certificates.

Carryover Shortfall

Amount:

The Class 1-A Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the Net WAC Cap) (together, the “Carryover Shortfall Amount”).  The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class X Certificates and amounts available from the related Yield Maintenance Agreement, on such Distribution Date or future Distribution Dates.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate provided, however, that any interest otherwise distributable with respect to the Class X Certificates will be reduced to the extent necessary to pay any Carryover Shortfall Amount;

2)

Concurrently to the Class A Certificates:

i)

Sequentially to the Class A-R and Class 1-A Certificates, in that order, until the principal balance thereof has been reduced to zero, from the Group 1 Mortgage Loans;

ii)

Class 2-A Certificates until the principal balance thereof has been reduced to zero, from the Group 2 Mortgage Loans;

iii)

Class 3-A Certificates until the principal balance thereof has been reduced to zero, from the Group 3 Mortgage Loans;

iv)

Class 4-A Certificates until the principal balance thereof has been reduced to zero, from the Group 4 Mortgage Loans;

v)

Class 5-A Certificates until the principal balance thereof has been reduced to zero, from the Group 5 Mortgage Loans;

3)

In certain limited circumstances described in the prospectus supplement, Senior Certificates from the unrelated Mortgage Loan group, principal to the extent not received from the related Mortgage Loan group;

4)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

5)

Class B-1 Certificates, principal allocable to such Class;

6)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

7)

Class B-2 Certificates, principal allocable to such Class;

8)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

9)

Class B-3 Certificates, principal allocable to such Class;

10)

Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

11)

Class A-R Certificate, any remaining amount.

Yield Tables (%)

Class B-1 to Weighted Average Roll Date/Optional Call Date

Flat Price	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
100-13
Yield	5.702	5.666	5.633	5.595	5.490
WAL (yr)	6.40	5.68	5.12	4.56	3.42
MDUR (yr)	5.216	4.699	4.288	3.878	3.010
First Prin Pay	1	1	1	1	1
Last Prin Pay	83	83	83	77	54

Class B-1 to Maturity

Flat Price	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
100-13
Yield	5.879	5.785	5.715	5.660	5.567
WAL (yr)	9.81	7.43	6.09	5.23	4.03
MDUR (yr)	6.993	5.661	4.842	4.282	3.434
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class B-2 to Weighted Average Roll Date/Optional Call Date

Flat Price	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
99-17+
Yield	5.866	5.848	5.833	5.816	5.774
WAL (yr)	6.40	5.68	5.12	4.56	3.42
MDUR (yr)	5.206	4.689	4.277	3.867	3.002
First Prin Pay	1	1	1	1	1
Last Prin Pay	83	83	83	77	54

Class B-2 to Maturity

Flat Price	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
99-17+
Yield	6.002	5.937	5.892	5.860	5.817
WAL (yr)	9.81	7.43	6.09	5.23	4.03
MDUR (yr)	6.966	5.639	4.823	4.265	3.421
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class B-3 to Weighted Average Roll Date/Optional Call Date

Flat Price	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
98-08+
Yield	6.114	6.123	6.135	6.150	6.205
WAL (yr)	6.40	5.68	5.12	4.56	3.42
MDUR (yr)	5.190	4.673	4.261	3.852	2.990
First Prin Pay	1	1	1	1	1
Last Prin Pay	83	83	83	77	54

Class B-3 to Maturity

Flat Price	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
98-08+
Yield	6.187	6.166	6.160	6.163	6.195
WAL (yr)	9.81	7.43	6.09	5.23	4.03
MDUR (yr)	6.925	5.605	4.794	4.240	3.400
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Total Mortgage Loans As of Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$903,186,279	$40,000	$3,000,000
Average Scheduled Principal Balance	$264,321
Number of Mortgage Loans	3,417

Weighted Average Gross Coupon	5.768%	3.625%	8.000%
Weighted Average FICO Score	722	600	819
Weighted Average Original LTV	73.02%	11.54%	97.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	358 months	333 months	360 months
Weighted Average Seasoning	2 months	0 months	6 months

Weighted Average Gross Margin	2.360%	2.125%	3.450%
Weighted Average Minimum Interest Rate	2.360%	2.125%	3.450%
Weighted Average Maximum Interest Rate	11.219%	9.625%	13.000%
Weighted Average Initial Rate Cap	4.919%	1.000%	6.000%
Weighted Average Subsequent Rate Cap	2.168%	1.000%	6.000%
Weighted Average Months to Roll	83 months	1 months	120 months

Maturity Date		Jul 1 2033	Oct 1 2035
Maximum Zip Code Concentration	0.71%	92122

ARM	100.00%	Alternative Documentation	7.61%
		Express Documentation	2.80%
10/1 YR CMT	0.55%	Full Documentation	19.38%
10/1 YR LIBOR	3.36%	Lite Documentation	15.51%
10/1 YR LIBOR IO	45.26%	Preferred Documentation	10.61%
3/1 YR LIBOR IO	3.10%	Reduced Documentation	41.02%
3/27 6 MO LIBOR	0.46%	Stated Documentation	3.01%
3/27 6 MO LIBOR IO	8.82%	Streamline Documentation	0.06%
5/1 YR LIBOR IO	6.39%
5/25 6 MO LIBOR	0.75%	Cash Out Refinance	26.57%
5/25 6 MO LIBOR IO	7.76%	Purchase	59.36%
6 MO LIBOR	0.09%	Rate/Term Refinance	13.78%
6 MO LIBOR IO	8.33%	Stream Refinance	0.28%
7/1 YR CMT	0.06%
7/1 YR LIBOR	0.58%	Condominium	21.30%
7/1 YR LIBOR IO	13.92%	Cooperative	0.56%
7/23 6 MO LIBOR	0.04%	Planned Unit Development	22.72%
7/23 6 MO LIBOR IO	0.53%	Single Family	51.38%
		Two-to-Four Family	4.04%
Interest Only	94.11%
Not Interest Only	5.89%	Non-owner	9.08%
		Primary	80.70%
Prepay Penalty: 0 months	38.31%	Second Home	10.22%
Prepay Penalty: 12 months	38.61%
Prepay Penalty: 24 months	0.02%	Top 5 States:
Prepay Penalty: 36 months	11.88%	California	43.69%
Prepay Penalty: 60 months	11.19%	Florida	16.37%
		Arizona	7.18%
First Lien	100.00%	Nevada	3.58%
		Massachusetts	3.39%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 - 50,000.00	5	217,820.00	0.02%	6.392	358	73.40	711
50,000.01 - 100,000.00	178	15,051,561.69	1.67%	6.075	358	71.05	721
100,000.01 - 150,000.00	614	78,439,262.55	8.68%	6.157	358	75.92	719
150,000.01 - 200,000.00	619	108,184,222.86	11.98%	6.068	358	76.32	717
200,000.01 - 250,000.00	576	130,216,314.58	14.42%	6.006	358	75.99	715
250,000.01 - 300,000.00	488	134,125,055.57	14.85%	5.978	358	75.81	714
300,000.01 - 350,000.00	390	126,655,716.03	14.02%	5.889	358	75.38	721
350,000.01 - 400,000.00	185	68,152,458.66	7.55%	5.700	358	73.73	715
400,000.01 - 450,000.00	70	29,942,539.38	3.32%	5.516	357	75.04	717
450,000.01 - 500,000.00	76	36,385,357.26	4.03%	5.329	357	70.67	728
500,000.01 - 550,000.00	44	23,103,535.48	2.56%	5.313	357	72.74	736
550,000.01 - 600,000.00	27	15,504,073.08	1.72%	5.142	357	69.57	718
600,000.01 - 650,000.00	37	23,639,026.68	2.62%	4.795	357	70.69	718
650,000.01 - 700,000.00	18	12,276,286.28	1.36%	4.884	356	67.99	740
700,000.01 - 750,000.00	11	7,990,660.59	0.88%	4.857	357	69.61	712
750,000.01 - 800,000.00	20	15,700,292.01	1.74%	4.736	357	65.09	737
800,000.01 - 850,000.00	4	3,324,120.83	0.37%	4.441	357	64.85	732
850,000.01 - 900,000.00	1	861,000.01	0.10%	5.250	358	70.00	668
900,000.01 - 950,000.00	4	3,719,468.00	0.41%	4.771	358	62.36	735
950,000.01 - 1,000,000.00	14	13,905,132.87	1.54%	5.014	357	51.78	760
1,000,000.01+	36	55,792,375.00	6.18%	5.451	358	56.15	757
Total	3,417	903,186,279.41	100.00%	5.768	358	73.02	722

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
3.500 - 3.999	68	32,785,213.60	3.63%	3.911	357	71.91	719
4.000 - 4.499	82	33,783,142.01	3.74%	4.175	356	65.92	747
4.500 - 4.999	32	14,262,002.98	1.58%	4.598	357	70.28	737
5.000 - 5.499	246	117,685,087.65	13.03%	5.254	357	66.02	731
5.500 - 5.999	1,241	337,788,328.56	37.40%	5.722	358	71.29	727
6.000 - 6.499	1,217	262,662,666.33	29.08%	6.176	358	77.11	713
6.500 - 6.999	431	83,827,606.94	9.28%	6.620	358	78.61	708
7.000 - 7.499	98	20,032,726.34	2.22%	7.155	359	81.77	703
7.500 - 7.999	1	247,500.00	0.03%	7.875	359	90.00	751
8.000 - 8.499	1	112,005.00	0.01%	8.000	360	95.00	733
Total	3,417	903,186,279.41	100.00%	5.768	358	73.02	722

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
600-624	50	11,968,005.41	1.33%	6.140	358	72.84	618
625-649	199	50,216,430.35	5.56%	5.878	358	74.43	638
650-674	417	100,813,131.05	11.16%	5.827	358	74.92	664
675-699	571	145,221,293.26	16.08%	5.870	358	75.05	687
700-724	649	161,608,225.86	17.89%	5.860	358	75.52	711
725-749	533	142,214,132.26	15.75%	5.789	358	74.56	737
750-774	504	138,952,324.75	15.38%	5.638	358	72.62	761
775-799	380	119,733,452.03	13.26%	5.551	358	66.00	786
800+	110	31,758,284.44	3.52%	5.604	358	64.26	805
None	4	701,000.00	0.08%	6.357	359	72.00	0
Total	3,417	903,186,279.41	100.00%	5.768	358	73.02	722

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	213	72,562,636.30	8.03%	5.443	358	37.61	754
50.00- 54.99	81	26,197,484.84	2.90%	5.476	358	52.49	741
55.00- 59.99	83	31,794,060.43	3.52%	5.404	358	57.29	734
60.00- 64.99	108	37,302,589.60	4.13%	5.494	358	62.42	717
65.00- 69.99	159	55,219,410.73	6.11%	5.506	357	67.83	715
70.00- 74.99	233	76,069,999.01	8.42%	5.546	358	72.12	720
75.00- 79.99	497	139,413,479.37	15.44%	5.701	358	77.32	709
80.00	1,828	418,284,161.15	46.31%	5.960	358	80.00	720
80.01- 84.99	8	2,447,314.85	0.27%	5.181	357	83.94	721
85.00- 89.99	32	7,692,750.41	0.85%	5.705	357	87.70	717
90.00- 94.99	96	19,763,027.82	2.19%	6.113	358	90.24	717
95.00- 99.99	79	16,439,364.90	1.82%	6.282	358	95.04	726
Total	3,417	903,186,279.41	100.00%	5.768	358	73.02	722

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	3,417	903,186,279.41	100.00%	5.768	358	73.02	722
Total	3,417	903,186,279.41	100.00%	5.768	358	73.02	722

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-360	3,417	903,186,279.41	100.00%	5.768	358	73.02	722
Total	3,417	903,186,279.41	100.00%	5.768	358	73.02	722

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	229	65,502,576.45	7.25%	5.712	358	65.22	741
20.01 -25.00	234	55,576,675.97	6.15%	5.506	358	70.87	724
25.01 -30.00	401	115,901,983.52	12.83%	5.537	358	70.22	729
30.01 -35.00	637	182,751,594.36	20.23%	5.663	358	74.09	718
35.01 -40.00	753	201,479,879.77	22.31%	5.775	358	74.40	718
40.01 -45.00	601	140,469,448.34	15.55%	5.982	358	75.87	719
45.01 -50.00	251	67,070,210.27	7.43%	5.869	358	73.37	714
50.01 -55.00	74	15,888,034.91	1.76%	5.977	359	77.42	726
55.01 -60.00	11	4,968,779.27	0.55%	5.424	358	56.85	747
60.01+	10	8,403,000.00	0.93%	5.481	358	59.95	740
None	216	45,174,096.55	5.00%	6.352	358	76.99	718
Total	3,417	903,186,279.41	100.00%	5.768	358	73.02	722

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
ARM	3,417	903,186,279.41	100.00%	5.768	358	73.02	722
Total	3,417	903,186,279.41	100.00%	5.768	358	73.02	722

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
10/1 YR CMT	23	4,935,552.99	0.55%	6.072	359	77.31	691
10/1 YR LIBOR	170	30,377,233.14	3.36%	6.116	359	74.78	713
10/1 YR LIBOR IO	1,942	408,749,788.47	45.26%	6.183	358	77.04	716
3/1 YR LIBOR IO	33	28,021,522.55	3.10%	5.252	357	56.57	750
3/27 6 MO LIBOR	15	4,177,615.85	0.46%	5.357	357	73.40	746
3/27 6 MO LIBOR IO	206	79,619,126.29	8.82%	5.388	357	73.07	711
5/1 YR LIBOR IO	70	57,745,490.37	6.39%	5.445	358	54.69	767
5/25 6 MO LIBOR	18	6,743,767.76	0.75%	5.788	357	69.26	690
5/25 6 MO LIBOR IO	190	70,096,806.32	7.76%	5.695	357	69.90	712
6 MO LIBOR	2	807,275.27	0.09%	3.950	357	70.93	751
6 MO LIBOR IO	172	75,214,002.98	8.33%	4.103	356	69.41	733
7/1 YR CMT	3	559,433.68	0.06%	5.484	358	73.97	709
7/1 YR LIBOR	26	5,222,856.95	0.58%	5.761	358	68.15	706
7/1 YR LIBOR IO	532	125,734,582.35	13.92%	5.876	358	75.83	723
7/23 6 MO LIBOR	1	400,793.39	0.04%	6.000	356	71.79	696
7/23 6 MO LIBOR IO	14	4,780,431.05	0.53%	6.022	356	70.71	742
Total	3,417	903,186,279.41	100.00%	5.768	358	73.02	722

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Interest Only	3,159	849,961,750.38	94.11%	5.757	358	73.00	723
Not Interest Only	258	53,224,529.03	5.89%	5.936	358	73.47	710
Total	3,417	903,186,279.41	100.00%	5.768	358	73.02	722

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: 0 months	1,227	345,972,268.34	38.31%	5.580	358	73.47	721
Prepay Penalty: 12 months	1,187	348,701,843.56	38.61%	5.815	358	70.83	726
Prepay Penalty: 24 months	1	175,750.00	0.02%	3.950	359	95.00	788
Prepay Penalty: 36 months	475	107,258,894.83	11.88%	5.904	358	73.47	716
Prepay Penalty: 60 months	527	101,077,522.68	11.19%	6.105	358	78.55	716
Total	3,417	903,186,279.41	100.00%	5.768	358	73.02	722

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
First Lien	3,417	903,186,279.41	100.00%	5.768	358	73.02	722
Total	3,417	903,186,279.41	100.00%	5.768	358	73.02	722

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alternative Documentation	343	68,769,416.91	7.61%	5.845	358	76.77	694
Express Documentation	69	25,293,446.92	2.80%	5.356	357	67.60	736
Full Documentation	390	175,018,957.89	19.38%	5.247	357	63.06	745
Lite Documentation	351	140,071,812.04	15.51%	5.319	357	71.51	708
Preferred Documentation	441	95,836,859.07	10.61%	5.913	358	74.95	749
Reduced Documentation	1,734	370,474,422.46	41.02%	6.212	358	77.55	714
Stated Documentation	87	27,141,864.12	3.01%	5.044	357	72.16	722
Streamline Documentation	2	579,500.00	0.06%	5.941	359	70.54	622
Total	3,417	903,186,279.41	100.00%	5.768	358	73.02	722

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	808	240,016,855.95	26.57%	5.628	358	66.46	711
Purchase	2,261	536,155,339.08	59.36%	5.929	358	78.16	725
Rate/Term Refinance	344	124,494,084.38	13.78%	5.375	358	63.99	727
Stream Refinance	4	2,520,000.00	0.28%	4.254	356	51.68	750
Total	3,417	903,186,279.41	100.00%	5.768	358	73.02	722

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condominium	905	192,343,982.09	21.30%	5.961	358	77.06	729
Cooperative	6	5,074,500.00	0.56%	5.235	358	48.62	772
Planned Unit Development	804	205,214,113.00	22.72%	5.750	358	74.17	717
Single Family	1,577	464,056,493.32	51.38%	5.671	358	70.97	721
Two-to-Four Family	125	36,497,191.00	4.04%	6.148	358	74.87	718
Total	3,417	903,186,279.41	100.00%	5.768	358	73.02	722

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Non-owner	446	82,039,476.22	9.08%	6.287	358	74.05	725
Primary	2,647	728,867,821.97	80.70%	5.709	358	73.28	718
Second Home	324	92,278,981.22	10.22%	5.773	358	70.12	748
Total	3,417	903,186,279.41	100.00%	5.768	358	73.02	722

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alabama	7	1,176,410.04	0.13%	5.774	358	78.65	723
Alaska	1	256,500.00	0.03%	6.125	359	90.00	716
Arizona	306	64,883,213.00	7.18%	5.925	358	76.56	711
California	1,198	394,621,677.66	43.69%	5.668	358	72.15	717
Colorado	97	18,266,760.84	2.02%	5.908	358	74.93	716
Connecticut	35	10,559,630.13	1.17%	5.847	358	67.44	725
Delaware	2	589,500.00	0.07%	6.340	359	87.98	748
District of Columbia	3	1,843,998.50	0.20%	4.578	356	80.00	742
Florida	745	147,870,593.79	16.37%	6.079	358	77.06	721
Georgia	73	14,013,798.62	1.55%	5.559	358	74.15	719
Hawaii	28	7,918,217.27	0.88%	6.083	358	69.24	729
Idaho	43	7,646,087.49	0.85%	6.030	358	70.50	727
Illinois	49	17,872,111.53	1.98%	4.897	357	70.05	752
Indiana	9	1,577,275.00	0.17%	5.809	358	82.28	708
Iowa	1	87,920.00	0.01%	6.125	359	80.00	740
Kansas	3	330,600.00	0.04%	6.332	359	79.62	683
Kentucky	15	2,402,561.17	0.27%	5.899	358	79.63	699
Maine	4	1,493,200.00	0.17%	5.361	359	51.78	782
Maryland	34	12,199,239.57	1.35%	5.285	358	72.89	745
Massachusetts	61	30,628,778.90	3.39%	5.514	358	56.91	749
Michigan	31	5,273,974.31	0.58%	5.917	358	80.11	723
Minnesota	7	2,256,004.40	0.25%	5.861	358	77.73	724
Mississippi	2	322,058.34	0.04%	5.809	357	80.00	742
Missouri	8	2,430,192.49	0.27%	4.500	356	62.93	697
Montana	4	824,438.99	0.09%	6.150	359	70.63	684
Nebraska	3	333,450.00	0.04%	6.351	359	90.90	714
Nevada	153	32,325,811.65	3.58%	6.188	358	78.73	715
New Hampshire	2	366,325.00	0.04%	6.032	358	78.36	779
New Jersey	33	13,523,859.19	1.50%	5.926	359	69.48	743
New Mexico	6	939,320.00	0.10%	5.930	359	76.74	718
New York	22	14,053,650.00	1.56%	5.387	358	54.65	761
North Carolina	26	4,669,595.00	0.52%	5.741	358	71.50	703
Ohio	59	11,399,301.23	1.26%	5.504	358	75.94	716
Oklahoma	4	674,439.07	0.07%	6.771	359	78.64	689
Oregon	42	8,942,177.27	0.99%	5.897	358	79.32	701
Pennsylvania	32	14,008,755.98	1.55%	5.623	358	67.97	739
Rhode Island	12	3,778,014.35	0.42%	5.591	358	70.64	738
South Carolina	22	4,670,354.00	0.52%	5.866	359	57.83	732
South Dakota	1	140,800.00	0.02%	5.750	357	80.00	673
Tennessee	17	2,951,571.70	0.33%	5.927	359	79.38	741
Texas	52	7,325,953.03	0.81%	5.834	358	80.70	733
Utah	31	4,643,616.36	0.51%	6.000	358	76.29	729
Vermont	2	570,000.00	0.06%	4.739	357	70.40	744
Virginia	26	7,571,894.00	0.84%	5.410	358	76.02	738
Washington	101	20,956,999.54	2.32%	5.979	358	78.63	715
Wisconsin	4	1,363,650.00	0.15%	5.908	359	79.98	765
Wyoming	1	632,000.00	0.07%	5.750	359	80.00	805
Total	3,417	903,186,279.41	100.00%	5.768	358	73.02	722

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	2,878	699,821,809.23	77.48%	5.852	358	73.45	724
2.500 - 2.999	514	196,859,909.90	21.80%	5.491	357	71.17	715
3.000 - 3.499	25	6,504,560.28	0.72%	5.079	358	82.73	712
Total	3,417	903,186,279.41	100.00%	5.768	358	73.02	722

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	2,878	699,821,809.23	77.48%	5.852	358	73.45	724
2.500 - 2.999	514	196,859,909.90	21.80%	5.491	357	71.17	715
3.000 - 3.499	25	6,504,560.28	0.72%	5.079	358	82.73	712
Total	3,417	903,186,279.41	100.00%	5.768	358	73.02	722

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
9.500 - 9.999	2	1,640,000.00	0.18%	4.730	358	74.72	742
10.000 -10.499	64	33,771,999.32	3.74%	5.254	358	57.00	746
10.500 -10.999	997	245,435,057.39	27.17%	5.730	358	72.15	731
11.000 -11.499	1,354	329,928,392.27	36.53%	5.945	358	75.47	717
11.500 -11.999	734	204,441,847.21	22.64%	5.839	358	73.10	711
12.000 -12.499	261	86,851,565.07	9.62%	5.236	357	72.10	727
12.500 -12.999	4	1,005,413.15	0.11%	6.993	357	80.96	758
13.000 -13.499	1	112,005.00	0.01%	8.000	360	95.00	733
Total	3,417	903,186,279.41	100.00%	5.768	358	73.02	722

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.000	118	50,171,476.34	5.55%	4.180	356	68.23	745
1.000	56	25,849,801.91	2.86%	3.950	357	71.75	712
5.000	3,201	792,973,746.10	87.80%	5.944	358	74.00	720
6.000	42	34,191,255.06	3.79%	5.379	357	58.31	749
Total	3,417	903,186,279.41	100.00%	5.768	358	73.02	722

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.000	118	50,171,476.34	5.55%	4.180	356	68.23	745
1.000	500	191,668,342.57	21.22%	5.337	357	71.55	712
2.000	2,677	561,190,215.07	62.13%	6.118	358	76.89	716
5.000	80	65,964,990.37	7.30%	5.449	358	55.71	766
6.000	42	34,191,255.06	3.79%	5.379	357	58.31	749
Total	3,417	903,186,279.41	100.00%	5.768	358	73.02	722

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
11/01/05	3	901,410.23	0.10%	4.000	355	63.40	756
12/01/05	117	50,298,906.78	5.57%	4.167	356	68.59	742
01/01/06	33	15,659,111.25	1.73%	3.986	357	70.86	724
02/01/06	12	5,182,249.99	0.57%	3.950	358	74.97	698
03/01/06	8	3,728,000.00	0.41%	3.950	359	67.23	717
04/01/06	1	251,600.00	0.03%	3.950	354	86.76	622
04/01/08	2	665,844.89	0.07%	5.625	354	90.00	723
05/01/08	20	7,490,079.62	0.83%	5.563	355	73.51	715
06/01/08	55	20,028,070.37	2.22%	5.342	356	73.45	720
07/01/08	75	33,204,064.06	3.68%	5.211	357	68.64	725
08/01/08	59	28,754,905.64	3.18%	5.354	358	67.01	714
09/01/08	37	14,862,175.11	1.65%	5.521	359	59.88	734
10/01/08	6	6,813,125.00	0.75%	5.447	358	78.11	725
04/01/10	1	277,500.00	0.03%	6.000	354	75.00	664
05/01/10	15	4,824,799.71	0.53%	5.919	355	71.25	696
06/01/10	50	21,642,096.74	2.40%	5.663	356	68.16	726
07/01/10	57	28,276,053.48	3.13%	5.536	357	62.93	725
08/01/10	83	41,406,619.52	4.58%	5.518	358	62.79	740
09/01/10	66	33,972,245.00	3.76%	5.626	359	62.09	747
10/01/10	6	4,186,750.00	0.46%	5.660	360	46.99	746
05/01/12	4	1,588,408.66	0.18%	6.125	355	69.55	755
06/01/12	14	4,723,317.83	0.52%	5.830	356	74.24	719
07/01/12	214	51,101,786.96	5.66%	5.857	357	75.52	724
08/01/12	290	67,190,264.97	7.44%	5.876	358	75.56	723
09/01/12	54	12,094,319.00	1.34%	5.930	359	74.54	716
05/01/15	1	61,000.00	0.01%	5.750	355	46.92	682
06/01/15	15	3,498,458.81	0.39%	6.084	356	77.62	705
07/01/15	347	75,129,210.77	8.32%	6.040	357	76.92	718
08/01/15	667	143,423,002.41	15.88%	6.115	358	76.96	712
09/01/15	949	189,470,961.10	20.98%	6.261	359	76.81	717
10/01/15	156	32,479,941.51	3.60%	6.294	360	76.93	714
Total	3,417	903,186,279.41	100.00%	5.768	358	73.02	722

Group I Mortgage Loans

As of Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$76,021,278	$86,685	$1,500,000
Average Scheduled Principal Balance	$436,904
Number of Mortgage Loans	174

Weighted Average Gross Coupon	4.102%	3.625%	4.500%
Weighted Average FICO Score	734	622	817
Weighted Average Original LTV	69.42%	24.24%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	356 months	354 months	359 months
Weighted Average Seasoning	4 months	1 months	6 months

Weighted Average Gross Margin	2.297%	2.125%	3.450%
Weighted Average Minimum Interest Rate	2.297%	2.125%	3.450%
Weighted Average Maximum Interest Rate	11.830%	11.500%	12.000%
Weighted Average Initial Rate Cap	1.000%	1.000%	1.000%
Weighted Average Subsequent Rate Cap	1.000%	1.000%	1.000%
Weighted Average Months to Roll	2 months	1 months	6 months

Maturity Date		Apr 1 2035	Sep 1 2035
Maximum Zip Code Concentration	2.63%	60614

ARM	100.00%	Cash Out Refinance	30.61%
		Purchase	35.64%
6 MO LIBOR	1.06%	Rate/Term Refinance	30.44%
6 MO LIBOR IO	98.94%	Stream Refinance	3.31%

Interest Only	98.94%	Condominium	11.05%
Not Interest Only	1.06%	Planned Unit Development	27.72%
		Single Family	60.07%
Prepay Penalty: 0 months	84.27%	Two-to-Four Family	1.16%
Prepay Penalty: 12 months	10.36%
Prepay Penalty: 24 months	0.23%	Non-owner	0.72%
Prepay Penalty: 36 months	5.14%	Primary	96.53%
		Second Home	2.75%
First Lien	100.00%
		Top 5 States:
Alternative Documentation	1.67%	California	50.64%
Express Documentation	3.84%	Illinois	13.51%
Full Documentation	46.92%	Arizona	8.46%
Lite Documentation	25.45%	Maryland	4.36%
Stated Documentation	22.12%	Georgia	3.45%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
50,000.01 - 100,000.00	4	375,912.52	0.49%	3.943	356	48.45	753
100,000.01 - 150,000.00	6	737,699.25	0.97%	4.008	356	78.99	747
150,000.01 - 200,000.00	17	3,025,947.72	3.98%	4.173	357	68.34	731
200,000.01 - 250,000.00	15	3,416,930.67	4.49%	4.163	356	63.71	720
250,000.01 - 300,000.00	15	4,071,773.51	5.36%	4.184	356	69.16	708
300,000.01 - 350,000.00	18	5,879,420.30	7.73%	4.217	356	69.52	757
350,000.01 - 400,000.00	15	5,729,888.88	7.54%	4.107	356	74.75	742
400,000.01 - 450,000.00	8	3,380,631.16	4.45%	4.087	356	74.42	747
450,000.01 - 500,000.00	15	7,172,055.68	9.43%	4.100	356	72.53	734
500,000.01 - 550,000.00	8	4,136,350.00	5.44%	4.075	356	72.68	748
550,000.01 - 600,000.00	8	4,573,161.15	6.02%	4.035	357	73.97	710
600,000.01 - 650,000.00	17	10,858,148.71	14.28%	4.118	357	67.58	727
650,000.01 - 700,000.00	6	4,118,035.66	5.42%	4.045	356	66.78	749
700,000.01 - 750,000.00	5	3,672,468.65	4.83%	4.004	356	72.72	712
750,000.01 - 800,000.00	9	6,998,053.52	9.21%	4.012	357	67.24	728
800,000.01 - 850,000.00	3	2,479,200.00	3.26%	4.250	356	67.76	747
900,000.01 - 950,000.00	1	909,468.00	1.20%	3.950	357	69.96	666
950,000.01 - 1,000,000.00	3	2,986,132.87	3.93%	3.942	357	58.81	739
1,000,000.01+	1	1,500,000.00	1.97%	4.375	356	62.50	796
Total	174	76,021,278.25	100.00%	4.102	356	69.42	734

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
3.500 - 3.999	68	32,785,213.60	43.13%	3.911	357	71.91	719
4.000 - 4.499	82	33,783,142.01	44.44%	4.175	356	65.92	747
4.500 - 4.999	24	9,452,922.64	12.43%	4.500	356	73.30	736
Total	174	76,021,278.25	100.00%	4.102	356	69.42	734

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
600-624	1	251,600.00	0.33%	3.950	354	86.76	622
625-649	9	4,025,022.13	5.29%	4.011	357	75.50	641
650-674	15	6,256,394.27	8.23%	4.066	357	74.03	664
675-699	21	9,457,749.35	12.44%	4.071	357	74.43	687
700-724	25	9,849,028.45	12.96%	4.184	356	70.97	715
725-749	27	12,070,063.56	15.88%	4.099	356	68.06	739
750-774	38	17,561,498.90	23.10%	4.101	356	64.52	760
775-799	28	13,519,694.45	17.78%	4.083	356	68.65	787
800+	10	3,030,227.14	3.99%	4.224	356	67.06	805
Total	174	76,021,278.25	100.00%	4.102	356	69.42	734

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	21	7,121,318.44	9.37%	4.146	356	40.07	760
50.00- 54.99	8	3,303,949.08	4.35%	4.024	357	51.71	748
55.00- 59.99	10	5,961,510.84	7.84%	3.980	356	57.76	743
60.00- 64.99	10	5,335,620.53	7.02%	4.126	356	61.87	746
65.00- 69.99	15	8,043,723.45	10.58%	4.067	356	68.53	741
70.00- 74.99	20	9,669,745.23	12.72%	4.139	356	71.98	740
75.00- 79.99	39	17,095,215.76	22.49%	4.089	357	76.70	713
80.00	37	16,144,394.25	21.24%	4.161	356	80.00	731
80.01- 84.99	2	638,199.74	0.84%	4.174	356	84.53	699
85.00- 89.99	4	1,135,599.87	1.49%	3.950	357	87.41	688
90.00- 94.99	6	1,274,651.06	1.68%	4.008	356	90.61	715
95.00- 99.99	2	297,350.00	0.39%	3.950	359	95.00	761
Total	174	76,021,278.25	100.00%	4.102	356	69.42	734

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	174	76,021,278.25	100.00%	4.102	356	69.42	734
Total	174	76,021,278.25	100.00%	4.102	356	69.42	734

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-360	174	76,021,278.25	100.00%	4.102	356	69.42	734
Total	174	76,021,278.25	100.00%	4.102	356	69.42	734

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	15	6,362,839.87	8.37%	4.070	357	66.37	760
20.01 -25.00	26	10,422,507.11	13.71%	4.014	357	69.58	715
25.01 -30.00	39	18,797,783.17	24.73%	4.058	357	69.18	723
30.01 -35.00	36	15,400,338.77	20.26%	4.135	356	71.11	735
35.01 -40.00	34	14,810,234.75	19.48%	4.150	356	68.57	735
40.01 -45.00	17	6,626,640.05	8.72%	4.231	356	67.88	753
45.01 -50.00	6	3,187,534.59	4.19%	4.078	356	74.54	742
None	1	413,399.94	0.54%	3.875	356	76.84	770
Total	174	76,021,278.25	100.00%	4.102	356	69.42	734

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
ARM	174	76,021,278.25	100.00%	4.102	356	69.42	734
Total	174	76,021,278.25	100.00%	4.102	356	69.42	734

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
6 MO LIBOR	2	807,275.27	1.06%	3.950	357	70.93	751
6 MO LIBOR IO	172	75,214,002.98	98.94%	4.103	356	69.41	733
Total	174	76,021,278.25	100.00%	4.102	356	69.42	734

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Interest Only	172	75,214,002.98	98.94%	4.103	356	69.41	733
Not Interest Only	2	807,275.27	1.06%	3.950	357	70.93	751
Total	174	76,021,278.25	100.00%	4.102	356	69.42	734

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: 0 months	144	64,065,613.56	84.27%	4.130	356	68.94	739
Prepay Penalty: 12 months	17	7,875,542.37	10.36%	3.950	357	69.69	714
Prepay Penalty: 24 months	1	175,750.00	0.23%	3.950	359	95.00	788
Prepay Penalty: 36 months	12	3,904,372.32	5.14%	3.950	357	75.64	690
Total	174	76,021,278.25	100.00%	4.102	356	69.42	734

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
First Lien	174	76,021,278.25	100.00%	4.102	356	69.42	734
Total	174	76,021,278.25	100.00%	4.102	356	69.42	734

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alternative Documentation	5	1,266,451.08	1.67%	3.950	358	83.73	665
Express Documentation	6	2,919,456.37	3.84%	3.950	358	72.86	747
Full Documentation	85	35,668,553.95	46.92%	4.132	356	67.33	743
Lite Documentation	40	19,350,294.46	25.45%	3.950	357	70.31	712
Stated Documentation	38	16,816,522.39	22.12%	4.249	356	71.16	742
Total	174	76,021,278.25	100.00%	4.102	356	69.42	734

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	57	23,271,314.72	30.61%	4.091	356	65.47	724
Purchase	57	27,090,358.79	35.64%	4.065	357	75.04	741
Rate/Term Refinance	56	23,139,604.74	30.44%	4.139	356	68.76	733
Stream Refinance	4	2,520,000.00	3.31%	4.254	356	51.68	750
Total	174	76,021,278.25	100.00%	4.102	356	69.42	734

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condominium	24	8,403,321.76	11.05%	4.185	356	73.90	751
Planned Unit Development	46	21,073,654.28	27.72%	4.133	356	71.12	725
Single Family	102	45,663,133.18	60.07%	4.075	357	67.60	734
Two-to-Four Family	2	881,169.03	1.16%	3.950	357	80.42	771
Total	174	76,021,278.25	100.00%	4.102	356	69.42	734

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Non-owner	3	547,885.33	0.72%	3.950	357	65.57	691
Primary	165	73,383,473.36	96.53%	4.104	356	69.58	733
Second Home	6	2,089,919.56	2.75%	4.045	356	64.92	753
Total	174	76,021,278.25	100.00%	4.102	356	69.42	734

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Arizona	19	6,435,182.91	8.46%	4.125	357	73.66	710
California	78	38,498,054.99	50.64%	4.077	357	69.16	728
Colorado	4	784,878.51	1.03%	4.359	356	62.08	755
District of Columbia	2	1,443,998.50	1.90%	4.322	356	80.00	743
Georgia	7	2,623,940.01	3.45%	4.194	356	66.17	737
Illinois	23	10,271,273.53	13.51%	4.075	356	69.43	761
Indiana	1	240,000.00	0.32%	4.375	357	80.00	724
Maryland	7	3,318,300.00	4.36%	4.030	356	73.53	740
Massachusetts	6	2,096,135.38	2.76%	4.428	356	66.35	725
Michigan	3	715,185.00	0.94%	4.362	356	77.35	778
Missouri	5	1,994,622.49	2.62%	4.111	356	59.74	702
Nevada	2	810,399.94	1.07%	3.997	356	73.93	771
New Jersey	1	251,600.00	0.33%	3.950	354	86.76	622
North Carolina	1	650,000.00	0.86%	4.250	356	29.55	708
Ohio	5	2,463,449.25	3.24%	3.963	356	62.46	744
Pennsylvania	1	157,550.00	0.21%	4.125	356	67.33	718
Texas	3	491,057.74	0.65%	4.099	356	79.98	757
Vermont	1	370,000.00	0.49%	4.125	356	80.00	765
Virginia	4	2,229,900.00	2.93%	4.080	356	72.87	749
Washington	1	175,750.00	0.23%	3.950	359	95.00	788
Total	174	76,021,278.25	100.00%	4.102	356	69.42	734

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	138	61,258,420.54	80.58%	4.138	356	68.69	739
2.500 - 2.999	23	10,789,050.06	14.19%	3.950	357	71.45	716
3.000 - 3.499	13	3,973,807.65	5.23%	3.950	357	75.32	695
Total	174	76,021,278.25	100.00%	4.102	356	69.42	734

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	138	61,258,420.54	80.58%	4.138	356	68.69	739
2.500 - 2.999	23	10,789,050.06	14.19%	3.950	357	71.45	716
3.000 - 3.499	13	3,973,807.65	5.23%	3.950	357	75.32	695
Total	174	76,021,278.25	100.00%	4.102	356	69.42	734

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
11.500 -11.999	56	25,849,801.91	34.00%	3.950	357	71.75	712
12.000 -12.499	118	50,171,476.34	66.00%	4.180	356	68.23	745
Total	174	76,021,278.25	100.00%	4.102	356	69.42	734

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.000	118	50,171,476.34	66.00%	4.180	356	68.23	745
1.000	56	25,849,801.91	34.00%	3.950	357	71.75	712
Total	174	76,021,278.25	100.00%	4.102	356	69.42	734

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.000	118	50,171,476.34	66.00%	4.180	356	68.23	745
1.000	56	25,849,801.91	34.00%	3.950	357	71.75	712
Total	174	76,021,278.25	100.00%	4.102	356	69.42	734

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
11/01/05	3	901,410.23	1.19%	4.000	355	63.40	756
12/01/05	117	50,298,906.78	66.16%	4.167	356	68.59	742
01/01/06	33	15,659,111.25	20.60%	3.986	357	70.86	724
02/01/06	12	5,182,249.99	6.82%	3.950	358	74.97	698
03/01/06	8	3,728,000.00	4.90%	3.950	359	67.23	717
04/01/06	1	251,600.00	0.33%	3.950	354	86.76	622
Total	174	76,021,278.25	100.00%	4.102	356	69.42	734

Group II Mortgage Loans

As of Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$111,818,265	$71,984	$2,350,000
Average Scheduled Principal Balance	$440,229
Number of Mortgage Loans	254

Weighted Average Gross Coupon	5.353%	4.625%	6.250%
Weighted Average FICO Score	722	622	812
Weighted Average Original LTV	68.95%	15.17%	97.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	357 months	336 months	360 months
Weighted Average Seasoning	3 months	0 months	6 months

Weighted Average Gross Margin	2.625%	2.250%	2.750%
Weighted Average Minimum Interest Rate	2.625%	2.250%	2.750%
Weighted Average Maximum Interest Rate	11.353%	10.625%	12.250%
Weighted Average Initial Rate Cap	5.251%	5.000%	6.000%
Weighted Average Subsequent Rate Cap	2.253%	1.000%	6.000%
Weighted Average Months to Roll	33 months	30 months	36 months

Maturity Date		Oct 1 2033	Oct 1 2035
Maximum Zip Code Concentration	2.36%	33432

ARM	100.00%	Cash Out Refinance	41.31%
		Purchase	36.57%
3/1 YR LIBOR IO	25.06%	Rate/Term Refinance	22.12%
3/27 6 MO LIBOR	3.74%
3/27 6 MO LIBOR IO	71.20%	Condominium	14.40%
		Cooperative	3.59%
Interest Only	96.26%	Planned Unit Development	21.63%
Not Interest Only	3.74%	Single Family	58.71%
		Two-to-Four Family	1.67%
Prepay Penalty: 0 months	65.51%
Prepay Penalty: 12 months	29.11%	Non-owner	1.14%
Prepay Penalty: 36 months	5.38%	Primary	89.05%
		Second Home	9.81%
First Lien	100.00%
		Top 5 States:
Alternative Documentation	5.76%	California	68.78%
Express Documentation	8.73%	Arizona	6.38%
Full Documentation	28.83%	Florida	6.18%
Lite Documentation	56.68%	New York	4.21%
		Pennsylvania	3.04%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
50,000.01 - 100,000.00	2	166,954.21	0.15%	5.608	357	83.62	690
100,000.01 - 150,000.00	5	670,361.12	0.60%	5.673	356	69.27	696
150,000.01 - 200,000.00	23	4,056,881.45	3.63%	5.525	357	63.77	702
200,000.01 - 250,000.00	25	5,790,752.14	5.18%	5.528	357	64.27	720
250,000.01 - 300,000.00	27	7,523,326.22	6.73%	5.392	357	72.37	693
300,000.01 - 350,000.00	34	11,234,386.28	10.05%	5.403	357	71.78	717
350,000.01 - 400,000.00	35	13,157,046.34	11.77%	5.400	357	74.02	708
400,000.01 - 450,000.00	22	9,422,570.63	8.43%	5.384	357	77.77	725
450,000.01 - 500,000.00	20	9,571,286.18	8.56%	5.348	357	75.25	724
500,000.01 - 550,000.00	14	7,398,649.19	6.62%	5.234	356	76.94	734
550,000.01 - 600,000.00	6	3,453,773.43	3.09%	5.376	357	76.27	748
600,000.01 - 650,000.00	12	7,662,984.71	6.85%	5.218	357	74.59	711
650,000.01 - 700,000.00	6	4,068,758.47	3.64%	5.226	353	67.51	730
700,000.01 - 750,000.00	1	712,500.00	0.64%	5.750	355	75.00	693
750,000.01 - 800,000.00	5	3,959,988.49	3.54%	5.200	357	58.76	730
800,000.01 - 850,000.00	1	844,920.83	0.76%	5.000	358	56.33	686
900,000.01 - 950,000.00	1	950,000.00	0.85%	5.125	357	70.37	782
950,000.01 - 1,000,000.00	4	3,955,000.00	3.54%	5.310	358	60.65	741
1,000,000.01+	11	17,218,125.00	15.40%	5.333	359	53.50	737
Total	254	111,818,264.69	100.00%	5.353	357	68.95	722

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
4.500 - 4.999	6	3,169,080.34	2.83%	4.821	357	58.97	738
5.000 - 5.499	156	71,810,504.61	64.22%	5.243	357	69.52	727
5.500 - 5.999	84	35,046,682.43	31.34%	5.588	358	68.34	710
6.000 - 6.499	8	1,791,997.31	1.60%	6.114	357	75.30	718
Total	254	111,818,264.69	100.00%	5.353	357	68.95	722

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
600-624	3	580,389.80	0.52%	5.433	357	67.29	623
625-649	17	5,850,605.79	5.23%	5.443	357	74.74	636
650-674	31	12,895,028.96	11.53%	5.370	357	71.35	662
675-699	56	21,370,719.15	19.11%	5.411	357	70.37	688
700-724	42	20,715,586.86	18.53%	5.388	358	74.79	711
725-749	29	12,878,927.60	11.52%	5.361	356	63.38	737
750-774	37	18,499,089.12	16.54%	5.274	357	69.46	763
775-799	27	13,439,742.14	12.02%	5.249	357	63.28	786
800+	12	5,588,175.27	5.00%	5.348	358	55.20	803
Total	254	111,818,264.69	100.00%	5.353	357	68.95	722

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	26	14,353,273.39	12.84%	5.331	358	34.51	754
50.00- 54.99	8	3,413,400.00	3.05%	5.210	357	52.85	757
55.00- 59.99	10	3,971,714.43	3.55%	5.145	357	57.89	719
60.00- 64.99	13	6,256,409.29	5.60%	5.454	357	62.77	701
65.00- 69.99	24	12,088,599.15	10.81%	5.283	357	67.39	707
70.00- 74.99	34	14,256,901.09	12.75%	5.308	357	72.46	726
75.00- 79.99	59	26,756,962.86	23.93%	5.392	357	76.72	702
80.00	59	24,733,534.26	22.12%	5.349	356	80.00	729
80.01- 84.99	2	439,890.36	0.39%	5.418	357	83.81	687
85.00- 89.99	9	2,663,121.95	2.38%	5.601	356	87.19	732
90.00- 94.99	8	2,322,281.11	2.08%	5.687	357	90.00	724
95.00- 99.99	2	562,176.80	0.50%	5.428	358	96.16	728
Total	254	111,818,264.69	100.00%	5.353	357	68.95	722

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	254	111,818,264.69	100.00%	5.353	357	68.95	722
Total	254	111,818,264.69	100.00%	5.353	357	68.95	722

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-360	254	111,818,264.69	100.00%	5.353	357	68.95	722
Total	254	111,818,264.69	100.00%	5.353	357	68.95	722

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	16	9,574,312.20	8.56%	5.369	357	52.44	763
20.01 -25.00	14	4,840,712.11	4.33%	5.331	354	74.23	732
25.01 -30.00	39	13,698,180.15	12.25%	5.388	357	69.91	716
30.01 -35.00	104	44,468,078.02	39.77%	5.367	357	73.92	708
35.01 -40.00	62	27,034,487.48	24.18%	5.380	357	71.29	723
40.01 -45.00	7	4,201,369.73	3.76%	5.228	357	47.88	757
45.01 -50.00	3	1,475,000.00	1.32%	5.015	357	62.97	759
50.01 -55.00	2	1,358,125.00	1.21%	5.298	360	71.08	717
55.01 -60.00	3	1,600,000.00	1.43%	5.125	357	40.59	788
60.01+	4	3,568,000.00	3.19%	5.227	358	61.85	694
Total	254	111,818,264.69	100.00%	5.353	357	68.95	722

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
ARM	254	111,818,264.69	100.00%	5.353	357	68.95	722
Total	254	111,818,264.69	100.00%	5.353	357	68.95	722

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
3/1 YR LIBOR IO	33	28,021,522.55	25.06%	5.252	357	56.57	750
3/27 6 MO LIBOR	15	4,177,615.85	3.74%	5.357	357	73.40	746
3/27 6 MO LIBOR IO	206	79,619,126.29	71.20%	5.388	357	73.07	711
Total	254	111,818,264.69	100.00%	5.353	357	68.95	722

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Interest Only	239	107,640,648.84	96.26%	5.353	357	68.78	721
Not Interest Only	15	4,177,615.85	3.74%	5.357	357	73.40	746
Total	254	111,818,264.69	100.00%	5.353	357	68.95	722

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: 0 months	179	73,246,781.91	65.51%	5.347	357	72.87	717
Prepay Penalty: 12 months	50	32,555,818.62	29.11%	5.286	358	59.03	737
Prepay Penalty: 36 months	25	6,015,664.16	5.38%	5.785	357	74.87	701
Total	254	111,818,264.69	100.00%	5.353	357	68.95	722

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
First Lien	254	111,818,264.69	100.00%	5.353	357	68.95	722
Total	254	111,818,264.69	100.00%	5.353	357	68.95	722

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alternative Documentation	24	6,436,134.32	5.76%	5.477	357	77.33	716
Express Documentation	25	9,758,749.31	8.73%	5.411	357	68.47	730
Full Documentation	46	32,242,224.49	28.83%	5.261	357	59.26	749
Lite Documentation	159	63,381,156.57	56.68%	5.378	357	73.10	707
Total	254	111,818,264.69	100.00%	5.353	357	68.95	722

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	117	46,186,776.55	41.31%	5.395	358	68.20	709
Purchase	85	40,892,242.96	36.57%	5.329	357	71.61	737
Rate/Term Refinance	52	24,739,245.18	22.12%	5.313	357	65.93	721
Total	254	111,818,264.69	100.00%	5.353	357	68.95	722

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condominium	38	16,102,607.82	14.40%	5.386	357	71.43	730
Cooperative	4	4,010,000.00	3.59%	5.166	358	41.61	774
Planned Unit Development	53	24,190,202.47	21.63%	5.320	357	68.14	715
Single Family	154	65,645,169.63	58.71%	5.366	357	70.37	721
Two-to-Four Family	5	1,870,284.77	1.67%	5.424	357	66.62	660
Total	254	111,818,264.69	100.00%	5.353	357	68.95	722

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Non-owner	6	1,275,426.11	1.14%	5.644	358	64.86	712
Primary	235	99,571,838.58	89.05%	5.364	357	70.27	718
Second Home	13	10,971,000.00	9.81%	5.216	358	57.40	755
Total	254	111,818,264.69	100.00%	5.353	357	68.95	722

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Arizona	27	7,131,306.42	6.38%	5.447	357	75.97	694
California	190	76,907,908.95	68.78%	5.365	357	71.78	716
Colorado	1	1,100,000.00	0.98%	5.000	357	52.63	768
Florida	8	6,905,000.00	6.18%	5.297	357	62.68	705
Illinois	1	399,200.00	0.36%	5.500	359	80.00	653
Maine	1	440,000.00	0.39%	5.125	356	80.00	776
Maryland	2	757,400.00	0.68%	5.211	356	69.56	791
Massachusetts	3	1,740,784.97	1.56%	5.348	358	38.44	791
Minnesota	1	1,000,000.00	0.89%	5.250	358	74.88	760
Nevada	1	277,500.00	0.25%	5.875	359	75.00	669
New Jersey	2	2,200,000.00	1.97%	5.409	357	53.63	799
New York	6	4,702,900.00	4.21%	5.213	357	48.74	767
Ohio	1	1,078,125.00	0.96%	5.375	360	75.00	708
Pennsylvania	3	3,398,000.00	3.04%	5.355	359	73.49	733
Rhode Island	1	800,000.00	0.72%	5.000	357	71.11	771
South Carolina	1	1,300,000.00	1.16%	5.500	359	16.25	726
Utah	1	280,000.00	0.25%	5.000	360	56.00	751
Virginia	1	353,155.00	0.32%	5.250	357	80.00	710
Washington	2	446,984.35	0.40%	5.226	356	59.50	780
Wisconsin	1	600,000.00	0.54%	5.500	360	80.00	785
Total	254	111,818,264.69	100.00%	5.353	357	68.95	722

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	33	28,021,522.55	25.06%	5.252	357	56.57	750
2.500 - 2.999	221	83,796,742.14	74.94%	5.386	357	73.09	712
Total	254	111,818,264.69	100.00%	5.353	357	68.95	722

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	33	28,021,522.55	25.06%	5.252	357	56.57	750
2.500 - 2.999	221	83,796,742.14	74.94%	5.386	357	73.09	712
Total	254	111,818,264.69	100.00%	5.353	357	68.95	722

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
10.500 -10.999	6	3,169,080.34	2.83%	4.821	357	58.97	738
11.000 -11.499	156	71,810,504.61	64.22%	5.243	357	69.52	727
11.500 -11.999	84	35,046,682.43	31.34%	5.588	358	68.34	710
12.000 -12.499	8	1,791,997.31	1.60%	6.114	357	75.30	718
Total	254	111,818,264.69	100.00%	5.353	357	68.95	722

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
5.000	221	83,796,742.14	74.94%	5.386	357	73.09	712
6.000	33	28,021,522.55	25.06%	5.252	357	56.57	750
Total	254	111,818,264.69	100.00%	5.353	357	68.95	722

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000	221	83,796,742.14	74.94%	5.386	357	73.09	712
6.000	33	28,021,522.55	25.06%	5.252	357	56.57	750
Total	254	111,818,264.69	100.00%	5.353	357	68.95	722

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
04/01/08	2	665,844.89	0.60%	5.625	354	90.00	723
05/01/08	20	7,490,079.62	6.70%	5.563	355	73.51	715
06/01/08	55	20,028,070.37	17.91%	5.342	356	73.45	720
07/01/08	75	33,204,064.06	29.69%	5.211	357	68.64	725
08/01/08	59	28,754,905.64	25.72%	5.354	358	67.01	714
09/01/08	37	14,862,175.11	13.29%	5.521	359	59.88	734
10/01/08	6	6,813,125.00	6.09%	5.447	358	78.11	725
Total	254	111,818,264.69	100.00%	5.353	357	68.95	722

Group III Mortgage Loans

As of Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$134,586,064	$63,175	$3,000,000
Average Scheduled Principal Balance	$484,123
Number of Mortgage Loans	278

Weighted Average Gross Coupon	5.592%	4.625%	6.875%
Weighted Average FICO Score	735	620	817
Weighted Average Original LTV	63.34%	15.44%	90.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	358 months	333 months	360 months
Weighted Average Seasoning	2 months	0 months	6 months

Weighted Average Gross Margin	2.535%	2.250%	2.750%
Weighted Average Minimum Interest Rate	2.535%	2.250%	2.750%
Weighted Average Maximum Interest Rate	11.163%	9.625%	12.875%
Weighted Average Initial Rate Cap	5.000%	5.000%	5.000%
Weighted Average Subsequent Rate Cap	2.716%	1.000%	5.000%
Weighted Average Months to Roll	58 months	54 months	60 months

Maturity Date		Jul 1 2033	Oct 1 2035
Maximum Zip Code Concentration	2.97%	01945

ARM	100.00%	Cash Out Refinance	41.82%
		Purchase	31.45%
5/1 YR LIBOR IO	42.91%	Rate/Term Refinance	26.73%
5/25 6 MO LIBOR	5.01%
5/25 6 MO LIBOR IO	52.08%	Condominium	13.47%
		Cooperative	0.40%
Interest Only	94.99%	Planned Unit Development	12.38%
Not Interest Only	5.01%	Single Family	72.19%
		Two-to-Four Family	1.56%
Prepay Penalty: 0 months	45.50%
Prepay Penalty: 12 months	45.50%	Non-owner	0.58%
Prepay Penalty: 36 months	8.99%	Primary	84.58%
		Second Home	14.85%
First Lien	100.00%
		Top 5 States:
Alternative Documentation	5.07%	California	57.57%
Express Documentation	8.47%	Massachusetts	12.67%
Full Documentation	45.57%	Pennsylvania	5.44%
Lite Documentation	40.89%	Florida	5.36%
		New York	3.89%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
50,000.01 - 100,000.00	4	303,615.76	0.23%	5.928	358	47.09	745
100,000.01 - 150,000.00	9	1,139,800.00	0.85%	5.684	358	51.91	745
150,000.01 - 200,000.00	11	2,047,688.47	1.52%	5.920	358	61.58	713
200,000.01 - 250,000.00	29	6,557,522.32	4.87%	5.736	357	61.83	726
250,000.01 - 300,000.00	27	7,566,406.74	5.62%	5.743	357	66.30	711
300,000.01 - 350,000.00	29	9,510,092.95	7.07%	5.700	358	66.59	721
350,000.01 - 400,000.00	35	13,259,365.02	9.85%	5.652	357	68.39	731
400,000.01 - 450,000.00	28	12,084,377.69	8.98%	5.734	357	73.76	701
450,000.01 - 500,000.00	29	14,026,893.01	10.42%	5.603	358	67.11	724
500,000.01 - 550,000.00	17	8,907,078.78	6.62%	5.726	357	69.78	731
550,000.01 - 600,000.00	12	6,909,138.50	5.13%	5.667	358	62.44	707
600,000.01 - 650,000.00	7	4,467,893.26	3.32%	5.518	358	70.24	715
650,000.01 - 700,000.00	4	2,770,000.00	2.06%	5.219	359	67.88	736
700,000.01 - 750,000.00	5	3,605,691.94	2.68%	5.549	357	65.38	715
750,000.01 - 800,000.00	4	3,146,250.00	2.34%	5.312	357	69.08	768
850,000.01 - 900,000.00	1	861,000.01	0.64%	5.250	358	70.00	668
900,000.01 - 950,000.00	2	1,860,000.00	1.38%	4.992	359	54.54	745
950,000.01 - 1,000,000.00	7	6,964,000.00	5.17%	5.304	358	43.73	780
1,000,000.01+	18	28,599,250.00	21.25%	5.504	358	54.95	770
Total	278	134,586,064.45	100.00%	5.592	358	63.34	735

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
4.500 - 4.999	2	1,640,000.00	1.22%	4.730	358	74.72	742
5.000 - 5.499	47	32,194,083.72	23.92%	5.250	358	55.84	744
5.500 - 5.999	200	91,274,542.94	67.82%	5.675	358	64.94	737
6.000 - 6.499	27	9,219,347.03	6.85%	6.093	357	71.42	680
6.500 - 6.999	2	258,090.76	0.19%	6.616	358	75.38	697
Total	278	134,586,064.45	100.00%	5.592	358	63.34	735

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
600-624	1	579,939.00	0.43%	5.750	358	67.43	620
625-649	15	5,321,370.79	3.95%	5.905	357	72.81	636
650-674	38	14,968,644.35	11.12%	5.661	357	69.15	664
675-699	46	18,590,015.28	13.81%	5.690	358	67.03	687
700-724	40	17,838,208.26	13.25%	5.553	357	67.60	708
725-749	28	14,785,623.89	10.99%	5.624	357	70.85	738
750-774	40	20,358,673.33	15.13%	5.570	358	64.46	763
775-799	53	32,633,589.55	24.25%	5.501	358	52.49	788
800+	17	9,510,000.00	7.07%	5.492	358	56.67	804
Total	278	134,586,064.45	100.00%	5.592	358	63.34	735

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	50	28,831,342.97	21.42%	5.455	358	37.88	761
50.00- 54.99	20	9,448,000.00	7.02%	5.654	358	52.37	761
55.00- 59.99	19	12,290,860.21	9.13%	5.645	358	56.94	753
60.00- 64.99	19	8,923,267.47	6.63%	5.501	357	62.55	733
65.00- 69.99	22	9,585,251.08	7.12%	5.683	358	67.93	710
70.00- 74.99	37	18,518,101.75	13.76%	5.570	358	71.65	718
75.00- 79.99	41	17,833,725.71	13.25%	5.648	357	76.19	724
80.00	64	27,302,489.00	20.29%	5.668	357	80.00	719
80.01- 84.99	2	878,624.75	0.65%	5.483	358	83.13	749
85.00- 89.99	2	529,751.51	0.39%	5.681	358	87.67	711
90.00- 94.99	2	444,650.00	0.33%	5.751	358	90.00	734
Total	278	134,586,064.45	100.00%	5.592	358	63.34	735

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	278	134,586,064.45	100.00%	5.592	358	63.34	735
Total	278	134,586,064.45	100.00%	5.592	358	63.34	735

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-360	278	134,586,064.45	100.00%	5.592	358	63.34	735
Total	278	134,586,064.45	100.00%	5.592	358	63.34	735

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	17	11,544,558.38	8.58%	5.541	357	48.64	764
20.01 -25.00	19	7,179,632.32	5.33%	5.564	358	63.62	730
25.01 -30.00	53	28,039,513.05	20.83%	5.564	358	60.90	755
30.01 -35.00	88	36,722,735.79	27.29%	5.629	357	68.15	718
35.01 -40.00	67	30,099,140.75	22.36%	5.624	358	67.68	712
40.01 -45.00	14	4,426,234.16	3.29%	5.645	357	68.10	734
45.01 -50.00	9	8,003,250.00	5.95%	5.528	359	56.48	762
50.01 -55.00	1	250,000.00	0.19%	5.750	359	71.43	777
55.01 -60.00	3	2,436,000.00	1.81%	5.373	358	63.05	732
60.01+	5	4,335,000.00	3.22%	5.660	358	62.19	779
None	2	1,550,000.00	1.15%	5.464	358	42.09	770
Total	278	134,586,064.45	100.00%	5.592	358	63.34	735

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
ARM	278	134,586,064.45	100.00%	5.592	358	63.34	735
Total	278	134,586,064.45	100.00%	5.592	358	63.34	735

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
5/1 YR LIBOR IO	70	57,745,490.37	42.91%	5.445	358	54.69	767
5/25 6 MO LIBOR	18	6,743,767.76	5.01%	5.788	357	69.26	690
5/25 6 MO LIBOR IO	190	70,096,806.32	52.08%	5.695	357	69.90	712
Total	278	134,586,064.45	100.00%	5.592	358	63.34	735

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Interest Only	260	127,842,296.69	94.99%	5.582	358	63.03	737
Not Interest Only	18	6,743,767.76	5.01%	5.788	357	69.26	690
Total	278	134,586,064.45	100.00%	5.592	358	63.34	735

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: 0 months	164	61,240,312.75	45.50%	5.637	357	70.17	714
Prepay Penalty: 12 months	89	61,240,132.66	45.50%	5.519	358	58.63	759
Prepay Penalty: 36 months	25	12,105,619.04	8.99%	5.733	357	52.69	716
Total	278	134,586,064.45	100.00%	5.592	358	63.34	735

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
First Lien	278	134,586,064.45	100.00%	5.592	358	63.34	735
Total	278	134,586,064.45	100.00%	5.592	358	63.34	735

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alternative Documentation	20	6,819,463.77	5.07%	5.828	357	70.30	703
Express Documentation	33	11,405,291.24	8.47%	5.625	357	66.20	735
Full Documentation	79	61,325,908.33	45.57%	5.458	358	55.92	764
Lite Documentation	146	55,035,401.11	40.89%	5.706	357	70.16	706
Total	278	134,586,064.45	100.00%	5.592	358	63.34	735

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	134	56,283,462.11	41.82%	5.654	358	62.32	725
Purchase	85	42,325,307.17	31.45%	5.557	357	72.65	737
Rate/Term Refinance	59	35,977,295.17	26.73%	5.538	358	54.01	748
Total	278	134,586,064.45	100.00%	5.592	358	63.34	735

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condominium	47	18,127,969.93	13.47%	5.618	357	69.87	740
Cooperative	1	536,000.00	0.40%	5.250	358	80.00	748
Planned Unit Development	42	16,662,950.42	12.38%	5.556	358	62.18	724
Single Family	183	97,162,097.94	72.19%	5.592	358	61.98	736
Two-to-Four Family	5	2,097,046.16	1.56%	5.741	357	75.13	726
Total	278	134,586,064.45	100.00%	5.592	358	63.34	735

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Non-owner	5	774,109.08	0.58%	6.076	357	48.83	729
Primary	248	113,827,255.37	84.58%	5.618	358	64.45	727
Second Home	25	19,984,700.00	14.85%	5.427	358	57.58	778
Total	278	134,586,064.45	100.00%	5.592	358	63.34	735

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Arizona	13	3,524,109.80	2.62%	5.696	358	65.65	715
California	198	77,476,339.28	57.57%	5.674	357	68.78	713
Colorado	2	513,175.00	0.38%	5.500	358	56.74	703
Connecticut	2	2,150,000.00	1.60%	5.219	359	40.73	768
District of Columbia	1	400,000.00	0.30%	5.500	358	80.00	739
Florida	13	7,212,500.00	5.36%	5.424	358	57.15	770
Georgia	1	500,000.00	0.37%	5.500	358	56.18	791
Hawaii	1	650,000.00	0.48%	5.875	358	46.43	681
Illinois	3	2,569,700.00	1.91%	5.588	358	60.13	783
Maine	1	910,000.00	0.68%	5.375	360	33.70	791
Maryland	1	2,000,000.00	1.49%	5.750	359	57.14	800
Massachusetts	18	17,045,543.75	12.67%	5.385	358	46.72	769
New Jersey	4	4,850,000.00	3.60%	5.500	358	68.42	762
New York	5	5,230,000.00	3.89%	5.298	357	51.16	771
Pennsylvania	12	7,322,696.62	5.44%	5.690	357	67.06	752
South Carolina	1	500,000.00	0.37%	5.500	359	52.91	799
Virginia	1	1,100,000.00	0.82%	5.500	358	75.00	788
Wyoming	1	632,000.00	0.47%	5.750	359	80.00	805
Total	278	134,586,064.45	100.00%	5.592	358	63.34	735

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	70	57,745,490.37	42.91%	5.445	358	54.69	767
2.500 - 2.999	208	76,840,574.08	57.09%	5.703	357	69.85	710
Total	278	134,586,064.45	100.00%	5.592	358	63.34	735

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	70	57,745,490.37	42.91%	5.445	358	54.69	767
2.500 - 2.999	208	76,840,574.08	57.09%	5.703	357	69.85	710
Total	278	134,586,064.45	100.00%	5.592	358	63.34	735

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
9.500 - 9.999	2	1,640,000.00	1.22%	4.730	358	74.72	742
10.000 -10.499	22	20,891,500.00	15.52%	5.215	358	47.31	758
10.500 -10.999	46	35,213,990.37	26.16%	5.614	358	58.13	774
11.000 -11.499	25	11,302,583.72	8.40%	5.316	358	71.60	718
11.500 -11.999	154	56,060,552.57	41.65%	5.713	357	69.21	714
12.000 -12.499	27	9,219,347.03	6.85%	6.093	357	71.42	680
12.500 -12.999	2	258,090.76	0.19%	6.616	358	75.38	697
Total	278	134,586,064.45	100.00%	5.592	358	63.34	735

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
5.000	278	134,586,064.45	100.00%	5.592	358	63.34	735
Total	278	134,586,064.45	100.00%	5.592	358	63.34	735

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000	208	76,840,574.08	57.09%	5.703	357	69.85	710
5.000	70	57,745,490.37	42.91%	5.445	358	54.69	767
Total	278	134,586,064.45	100.00%	5.592	358	63.34	735

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
04/01/10	1	277,500.00	0.21%	6.000	354	75.00	664
05/01/10	15	4,824,799.71	3.58%	5.919	355	71.25	696
06/01/10	50	21,642,096.74	16.08%	5.663	356	68.16	726
07/01/10	57	28,276,053.48	21.01%	5.536	357	62.93	725
08/01/10	83	41,406,619.52	30.77%	5.518	358	62.79	740
09/01/10	66	33,972,245.00	25.24%	5.626	359	62.09	747
10/01/10	6	4,186,750.00	3.11%	5.660	360	46.99	746
Total	278	134,586,064.45	100.00%	5.592	358	63.34	735

Group IV Mortgage Loans

As of Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$136,698,097	$47,820	$2,000,000
Average Scheduled Principal Balance	$237,323
Number of Mortgage Loans	576

Weighted Average Gross Coupon	5.875%	5.250%	7.125%
Weighted Average FICO Score	723	610	819
Weighted Average Original LTV	75.34%	11.54%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	358 months	355 months	359 months
Weighted Average Seasoning	2 months	1 months	5 months

Weighted Average Gross Margin	2.301%	2.250%	2.750%
Weighted Average Minimum Interest Rate	2.301%	2.250%	2.750%
Weighted Average Maximum Interest Rate	10.913%	10.250%	12.750%
Weighted Average Initial Rate Cap	5.000%	5.000%	5.000%
Weighted Average Subsequent Rate Cap	2.142%	1.000%	5.000%
Weighted Average Months to Roll	82 months	79 months	83 months

Maturity Date		May 1 2035	Sep 1 2035
Maximum Zip Code Concentration	1.91%	92122

ARM	100.00%	Cash Out Refinance	23.17%
		Purchase	68.49%
7/1 YR CMT	0.41%	Rate/Term Refinance	8.34%
7/1 YR LIBOR	3.82%
7/1 YR LIBOR IO	91.98%	Condominium	21.34%
7/23 6 MO LIBOR	0.29%	Cooperative	0.39%
7/23 6 MO LIBOR IO	3.50%	Planned Unit Development	24.28%
		Single Family	48.43%
Interest Only	95.48%	Two-to-Four Family	5.57%
Not Interest Only	4.52%
		Non-owner	8.12%
Prepay Penalty: 0 months	3.42%	Primary	82.20%
Prepay Penalty: 12 months	67.34%	Second Home	9.68%
Prepay Penalty: 36 months	18.01%
Prepay Penalty: 60 months	11.23%	Top 5 States:
		California	38.34%
First Lien	100.00%	Florida	17.33%
		Nevada	6.81%
Alternative Documentation	12.68%	Arizona	4.71%
Express Documentation	0.89%	Massachusetts	4.65%
Full Documentation	12.67%
Lite Documentation	1.69%
Preferred Documentation	21.25%
Reduced Documentation	49.64%
Stated Documentation	1.19%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 - 50,000.00	1	47,820.00	0.03%	6.125	357	79.83	750
50,000.01 - 100,000.00	31	2,709,163.95	1.98%	5.831	358	72.59	717
100,000.01 - 150,000.00	92	11,803,140.28	8.63%	5.933	358	75.09	722
150,000.01 - 200,000.00	103	18,228,448.90	13.33%	5.950	358	76.49	724
200,000.01 - 250,000.00	114	25,816,808.83	18.89%	5.902	358	77.20	714
250,000.01 - 300,000.00	110	30,243,568.65	22.12%	5.876	358	76.34	722
300,000.01 - 350,000.00	85	27,460,755.43	20.09%	5.843	358	75.81	729
350,000.01 - 400,000.00	22	7,933,566.94	5.80%	5.929	358	75.78	705
400,000.01 - 450,000.00	7	2,959,959.90	2.17%	5.946	357	71.80	725
450,000.01 - 500,000.00	4	1,871,872.39	1.37%	5.925	356	72.26	747
500,000.01 - 550,000.00	1	528,500.00	0.39%	5.750	358	70.00	781
650,000.01 - 700,000.00	2	1,319,492.15	0.97%	5.750	357	73.47	754
1,000,000.01+	4	5,775,000.00	4.22%	5.481	357	60.82	748
Total	576	136,698,097.42	100.00%	5.875	358	75.34	723

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
5.000 - 5.499	42	12,880,499.32	9.42%	5.318	357	72.71	728
5.500 - 5.999	316	74,897,440.54	54.79%	5.744	358	74.39	726
6.000 - 6.499	181	41,235,612.73	30.17%	6.148	358	77.21	718
6.500 - 6.999	36	7,424,544.83	5.43%	6.606	357	79.31	709
7.000 - 7.499	1	260,000.00	0.19%	7.125	358	69.89	813
Total	576	136,698,097.42	100.00%	5.875	358	75.34	723

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
600-624	5	1,203,250.79	0.88%	5.930	358	72.23	615
625-649	34	7,650,407.00	5.60%	5.888	358	76.30	639
650-674	84	18,301,284.37	13.39%	5.895	358	76.96	664
675-699	69	16,060,006.71	11.75%	5.979	358	76.90	688
700-724	99	21,524,429.26	15.75%	5.852	358	76.88	711
725-749	104	28,259,850.56	20.67%	5.851	358	75.72	737
750-774	95	21,074,434.16	15.42%	5.908	358	77.97	762
775-799	70	19,094,722.94	13.97%	5.788	358	68.81	786
800+	16	3,529,711.63	2.58%	5.863	358	65.90	807
Total	576	136,698,097.42	100.00%	5.875	358	75.34	723

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	31	7,648,999.57	5.60%	5.782	357	36.85	757
50.00- 54.99	8	1,886,679.15	1.38%	5.790	358	53.08	729
55.00- 59.99	9	1,973,993.00	1.44%	6.024	358	57.62	700
60.00- 64.99	13	4,429,092.34	3.24%	5.656	358	62.72	731
65.00- 69.99	24	6,921,493.45	5.06%	5.768	358	67.53	724
70.00- 74.99	32	9,621,894.70	7.04%	5.808	357	72.05	723
75.00- 79.99	51	13,078,021.40	9.57%	5.950	358	77.12	715
80.00	382	85,865,257.02	62.81%	5.892	358	80.00	722
80.01- 84.99	1	345,600.00	0.25%	5.625	357	84.91	752
85.00- 89.99	1	301,000.00	0.22%	6.250	358	88.53	697
90.00- 94.99	10	1,752,050.22	1.28%	6.101	357	90.00	694
95.00- 99.99	14	2,874,016.57	2.10%	5.890	358	95.00	714
Total	576	136,698,097.42	100.00%	5.875	358	75.34	723

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	576	136,698,097.42	100.00%	5.875	358	75.34	723
Total	576	136,698,097.42	100.00%	5.875	358	75.34	723

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-360	576	136,698,097.42	100.00%	5.875	358	75.34	723
Total	576	136,698,097.42	100.00%	5.875	358	75.34	723

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	26	7,335,188.00	5.37%	5.855	357	71.41	741
20.01 -25.00	42	8,421,287.11	6.16%	5.800	358	68.36	733
25.01 -30.00	69	14,640,342.60	10.71%	5.961	358	75.90	722
30.01 -35.00	86	22,440,755.93	16.42%	5.887	357	75.56	730
35.01 -40.00	127	30,903,873.23	22.61%	5.847	358	76.34	717
40.01 -45.00	130	29,831,854.14	21.82%	5.836	358	77.23	725
45.01 -50.00	55	14,506,107.14	10.61%	5.849	358	73.52	708
50.01 -55.00	11	2,402,438.49	1.76%	5.786	358	73.57	727
55.01 -60.00	2	345,407.27	0.25%	6.003	358	70.23	703
None	28	5,870,843.51	4.29%	6.183	358	78.68	720
Total	576	136,698,097.42	100.00%	5.875	358	75.34	723

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
ARM	576	136,698,097.42	100.00%	5.875	358	75.34	723
Total	576	136,698,097.42	100.00%	5.875	358	75.34	723

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
7/1 YR CMT	3	559,433.68	0.41%	5.484	358	73.97	709
7/1 YR LIBOR	26	5,222,856.95	3.82%	5.761	358	68.15	706
7/1 YR LIBOR IO	532	125,734,582.35	91.98%	5.876	358	75.83	723
7/23 6 MO LIBOR	1	400,793.39	0.29%	6.000	356	71.79	696
7/23 6 MO LIBOR IO	14	4,780,431.05	3.50%	6.022	356	70.71	742
Total	576	136,698,097.42	100.00%	5.875	358	75.34	723

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Interest Only	546	130,515,013.40	95.48%	5.881	358	75.64	724
Not Interest Only	30	6,183,084.02	4.52%	5.751	358	68.91	705
Total	576	136,698,097.42	100.00%	5.875	358	75.34	723

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: 0 months	14	4,681,402.05	3.42%	5.943	356	69.88	732
Prepay Penalty: 12 months	365	92,057,962.33	67.34%	5.867	358	75.17	724
Prepay Penalty: 36 months	120	24,612,531.55	18.01%	5.880	357	76.59	719
Prepay Penalty: 60 months	77	15,346,201.49	11.23%	5.895	358	76.03	721
Total	576	136,698,097.42	100.00%	5.875	358	75.34	723

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
First Lien	576	136,698,097.42	100.00%	5.875	358	75.34	723
Total	576	136,698,097.42	100.00%	5.875	358	75.34	723

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alternative Documentation	81	17,328,620.42	12.68%	5.749	357	78.46	688
Express Documentation	5	1,209,950.00	0.89%	5.771	357	61.10	772
Full Documentation	52	17,313,802.40	12.67%	5.568	357	70.25	722
Lite Documentation	6	2,304,959.90	1.69%	5.937	356	70.29	723
Preferred Documentation	132	29,051,856.75	21.25%	5.771	358	74.64	750
Reduced Documentation	292	67,858,434.95	49.64%	6.024	358	76.65	721
Stated Documentation	8	1,630,473.00	1.19%	6.134	358	71.67	693
Total	576	136,698,097.42	100.00%	5.875	358	75.34	723

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	120	31,667,017.19	23.17%	5.898	358	67.82	710
Purchase	418	93,631,347.19	68.49%	5.886	358	78.63	727
Rate/Term Refinance	38	11,399,733.04	8.34%	5.720	358	69.17	731
Total	576	136,698,097.42	100.00%	5.875	358	75.34	723

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condominium	140	29,174,968.16	21.34%	5.894	358	76.90	725
Cooperative	1	528,500.00	0.39%	5.750	358	70.00	781
Planned Unit Development	139	33,186,276.89	24.28%	5.869	358	75.00	721
Single Family	268	66,199,032.75	48.43%	5.857	358	74.64	722
Two-to-Four Family	28	7,609,319.62	5.57%	5.990	358	77.28	734
Total	576	136,698,097.42	100.00%	5.875	358	75.34	723

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Non-owner	53	11,097,971.24	8.12%	6.011	358	70.66	734
Primary	465	112,365,613.03	82.20%	5.871	358	76.23	720
Second Home	58	13,234,513.15	9.68%	5.799	358	71.68	741
Total	576	136,698,097.42	100.00%	5.875	358	75.34	723

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alabama	3	481,897.04	0.35%	5.751	358	78.72	732
Arizona	31	6,441,232.60	4.71%	5.998	358	77.62	720
California	188	52,406,397.61	38.34%	5.949	358	74.48	725
Colorado	17	2,821,914.80	2.06%	5.835	358	78.00	697
Connecticut	12	3,149,020.00	2.30%	5.948	358	75.01	732
Delaware	1	276,000.00	0.20%	5.875	358	80.00	732
Florida	114	23,683,566.18	17.33%	5.868	358	75.50	724
Georgia	10	1,517,613.73	1.11%	5.667	357	79.10	703
Hawaii	4	776,607.27	0.57%	5.766	358	71.47	720
Idaho	10	2,637,605.75	1.93%	5.837	357	55.35	747
Indiana	3	480,708.54	0.35%	5.593	357	80.00	712
Kentucky	4	504,623.53	0.37%	5.641	358	80.00	711
Maryland	4	1,491,920.00	1.09%	5.430	357	74.22	746
Massachusetts	21	6,363,147.80	4.65%	5.810	357	76.73	719
Michigan	6	760,877.12	0.56%	5.900	357	78.49	751
Mississippi	1	159,200.00	0.12%	6.125	357	80.00	680
Nevada	42	9,304,712.03	6.81%	5.975	358	78.54	715
New Hampshire	1	246,400.00	0.18%	5.500	357	80.00	782
New York	2	2,528,500.00	1.85%	5.355	358	64.07	748
North Carolina	2	517,600.00	0.38%	5.780	358	83.20	694
Ohio	9	1,107,813.88	0.81%	5.723	358	76.27	730
Oklahoma	1	89,999.07	0.07%	6.250	358	80.00	649
Oregon	27	5,827,847.73	4.26%	5.747	358	79.30	702
Pennsylvania	6	1,343,979.36	0.98%	5.673	358	72.22	749
Rhode Island	10	2,758,014.35	2.02%	5.730	358	70.57	732
South Dakota	1	140,800.00	0.10%	5.750	357	80.00	673
Tennessee	1	145,200.00	0.11%	6.250	358	80.00	708
Texas	12	1,652,551.34	1.21%	5.671	358	80.37	727
Utah	9	1,560,106.28	1.14%	5.709	357	74.62	745
Washington	24	5,522,241.41	4.04%	5.849	358	80.75	715
Total	576	136,698,097.42	100.00%	5.875	358	75.34	723

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	548	122,737,939.30	89.79%	5.897	358	76.37	720
2.500 - 2.999	28	13,960,158.12	10.21%	5.681	357	66.26	748
Total	576	136,698,097.42	100.00%	5.875	358	75.34	723

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	548	122,737,939.30	89.79%	5.897	358	76.37	720
2.500 - 2.999	28	13,960,158.12	10.21%	5.681	357	66.26	748
Total	576	136,698,097.42	100.00%	5.875	358	75.34	723

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
10.000 -10.499	42	12,880,499.32	9.42%	5.318	357	72.71	728
10.500 -10.999	308	72,378,324.03	52.95%	5.742	358	74.62	725
11.000 -11.499	175	39,073,327.19	28.58%	6.151	358	77.48	719
11.500 -11.999	43	9,443,838.95	6.91%	6.383	357	76.26	717
12.000 -12.499	7	2,422,285.54	1.77%	6.219	356	71.93	717
12.500 -12.999	1	499,822.39	0.37%	6.750	356	79.37	792
Total	576	136,698,097.42	100.00%	5.875	358	75.34	723

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
5.000	576	136,698,097.42	100.00%	5.875	358	75.34	723
Total	576	136,698,097.42	100.00%	5.875	358	75.34	723

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000	15	5,181,224.44	3.79%	6.021	356	70.79	738
2.000	551	123,297,372.98	90.20%	5.895	358	76.36	720
5.000	10	8,219,500.00	6.01%	5.480	357	62.88	756
Total	576	136,698,097.42	100.00%	5.875	358	75.34	723

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
05/01/12	4	1,588,408.66	1.16%	6.125	355	69.55	755
06/01/12	14	4,723,317.83	3.46%	5.830	356	74.24	719
07/01/12	214	51,101,786.96	37.38%	5.857	357	75.52	724
08/01/12	290	67,190,264.97	49.15%	5.876	358	75.56	723
09/01/12	54	12,094,319.00	8.85%	5.930	359	74.54	716
Total	576	136,698,097.42	100.00%	5.875	358	75.34	723

Group V Mortgage Loans

As of Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$444,062,575	$40,000	$1,400,000
Average Scheduled Principal Balance	$207,992
Number of Mortgage Loans	2,135

Weighted Average Gross Coupon	6.177%	5.375%	8.000%
Weighted Average FICO Score	715	600	819
Weighted Average Original LTV	76.89%	13.19%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	358 months	346 months	360 months
Weighted Average Seasoning	2 months	0 months	5 months

Weighted Average Gross Margin	2.268%	2.250%	3.375%
Weighted Average Minimum Interest Rate	2.268%	2.250%	3.375%
Weighted Average Maximum Interest Rate	11.191%	10.500%	13.000%
Weighted Average Initial Rate Cap	5.014%	5.000%	6.000%
Weighted Average Subsequent Rate Cap	2.056%	2.000%	6.000%
Weighted Average Months to Roll	118 months	115 months	120 months

Maturity Date		Aug 1 2034	Oct 1 2035
Maximum Zip Code Concentration	0.97%	85032

ARM	100.00%	Cash Out Refinance	18.60%
		Purchase	74.81%
10/1 YR CMT	1.11%	Rate/Term Refinance	6.58%
10/1 YR LIBOR	6.84%
10/1 YR LIBOR IO	92.05%	Condominium	27.14%
		Planned Unit Development	24.79%
Interest Only	92.05%	Single Family	42.65%
Not Interest Only	7.95%	Two-to-Four Family	5.41%

Prepay Penalty: 0 months	32.14%	Non-owner	15.39%
Prepay Penalty: 12 months	34.90%	Primary	74.25%
Prepay Penalty: 36 months	13.65%	Second Home	10.36%
Prepay Penalty: 60 months	19.31%
		Top 5 States:
First Lien	100.00%	California	33.63%
		Florida	24.79%
Alternative Documentation	8.31%	Arizona	9.31%
Full Documentation	6.41%	Nevada	4.94%
Preferred Documentation	15.04%	Washington	3.34%
Reduced Documentation	68.15%
Stated Documentation	1.96%
Streamline Documentation	0.13%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 - 50,000.00	4	170,000.00	0.04%	6.467	358	71.60	700
50,000.01 - 100,000.00	137	11,495,915.25	2.59%	6.213	359	71.88	721
100,000.01 - 150,000.00	502	64,088,261.90	14.43%	6.236	359	76.53	718
150,000.01 - 200,000.00	465	80,825,256.32	18.20%	6.196	358	77.58	716
200,000.01 - 250,000.00	393	88,634,300.62	19.96%	6.159	358	77.93	713
250,000.01 - 300,000.00	309	84,719,980.45	19.08%	6.174	358	77.09	713
300,000.01 - 350,000.00	224	72,571,061.07	16.34%	6.141	358	77.40	716
350,000.01 - 400,000.00	78	28,072,591.48	6.32%	6.123	358	75.33	709
400,000.01 - 450,000.00	5	2,095,000.00	0.47%	6.553	359	75.67	716
450,000.01 - 500,000.00	8	3,743,250.00	0.84%	6.311	358	67.97	736
500,000.01 - 550,000.00	4	2,132,957.51	0.48%	6.151	355	71.25	730
550,000.01 - 600,000.00	1	568,000.00	0.13%	6.250	358	80.00	737
600,000.01 - 650,000.00	1	650,000.00	0.15%	6.125	357	79.56	675
750,000.01 - 800,000.00	2	1,596,000.00	0.36%	5.624	358	63.49	733
1,000,000.01+	2	2,700,000.00	0.61%	6.185	358	72.13	752
Total	2,135	444,062,574.60	100.00%	6.177	358	76.89	715

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
5.000 - 5.499	1	800,000.00	0.18%	5.375	358	53.33	710
5.500 - 5.999	641	136,569,662.65	30.75%	5.777	358	74.60	724
6.000 - 6.499	1,001	210,415,709.26	47.38%	6.185	358	77.36	714
6.500 - 6.999	393	76,144,971.35	17.15%	6.621	359	78.55	708
7.000 - 7.499	97	19,772,726.34	4.45%	7.155	359	81.92	702
7.500 - 7.999	1	247,500.00	0.06%	7.875	359	90.00	751
8.000 - 8.499	1	112,005.00	0.03%	8.000	360	95.00	733
Total	2,135	444,062,574.60	100.00%	6.177	358	76.89	715

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
600-624	40	9,352,825.82	2.11%	6.294	358	73.22	618
625-649	124	27,369,024.64	6.16%	6.237	359	73.99	638
650-674	249	48,391,779.10	10.90%	6.202	358	77.00	664
675-699	379	79,742,802.77	17.96%	6.227	358	77.88	687
700-724	443	91,680,973.03	20.65%	6.208	358	77.40	711
725-749	345	74,219,666.65	16.71%	6.146	358	77.85	737
750-774	294	61,458,629.24	13.84%	6.117	358	76.75	761
775-799	202	41,045,702.95	9.24%	6.063	358	75.45	786
800+	55	10,100,170.40	2.27%	6.175	359	75.01	808
None	4	701,000.00	0.16%	6.357	359	72.00	0
Total	2,135	444,062,574.60	100.00%	6.177	358	76.89	715

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	85	14,607,701.93	3.29%	5.984	359	39.32	734
50.00- 54.99	37	8,145,456.61	1.83%	5.896	358	52.67	711
55.00- 59.99	35	7,595,981.95	1.71%	6.105	358	57.09	715
60.00- 64.99	53	12,358,199.97	2.78%	6.041	358	62.29	696
65.00- 69.99	74	18,580,343.60	4.18%	6.084	358	67.86	707
70.00- 74.99	110	24,003,356.24	5.41%	6.130	358	72.37	709
75.00- 79.99	307	64,649,553.64	14.56%	6.220	358	78.08	706
80.00	1,286	264,238,486.62	59.50%	6.178	358	80.00	718
80.01- 84.99	1	145,000.00	0.03%	6.000	360	84.31	685
85.00- 89.99	16	3,063,277.08	0.69%	6.396	358	88.16	718
90.00- 94.99	70	13,969,395.43	3.15%	6.389	358	90.29	719
95.00- 99.99	61	12,705,821.53	2.86%	6.463	358	95.00	728
Total	2,135	444,062,574.60	100.00%	6.177	358	76.89	715

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	2,135	444,062,574.60	100.00%	6.177	358	76.89	715
Total	2,135	444,062,574.60	100.00%	6.177	358	76.89	715

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-360	2,135	444,062,574.60	100.00%	6.177	358	76.89	715
Total	2,135	444,062,574.60	100.00%	6.177	358	76.89	715

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	155	30,685,678.00	6.91%	6.191	358	73.74	721
20.01 -25.00	133	24,712,537.32	5.57%	6.053	358	73.73	721
25.01 -30.00	201	40,726,164.55	9.17%	6.100	358	75.19	720
30.01 -35.00	323	63,719,685.85	14.35%	6.178	358	77.85	718
35.01 -40.00	463	98,632,143.56	22.21%	6.151	358	77.56	716
40.01 -45.00	433	95,383,350.26	21.48%	6.198	358	77.60	712
45.01 -50.00	178	39,898,318.54	8.98%	6.119	358	76.99	703
50.01 -55.00	60	11,877,471.42	2.67%	6.099	359	79.05	726
55.01 -60.00	3	587,372.00	0.13%	6.112	358	67.52	720
60.01+	1	500,000.00	0.11%	5.750	360	27.03	738
None	185	37,339,853.10	8.41%	6.443	358	78.18	715
Total	2,135	444,062,574.60	100.00%	6.177	358	76.89	715

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
ARM	2,135	444,062,574.60	100.00%	6.177	358	76.89	715
Total	2,135	444,062,574.60	100.00%	6.177	358	76.89	715

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
10/1 YR CMT	23	4,935,552.99	1.11%	6.072	359	77.31	691
10/1 YR LIBOR	170	30,377,233.14	6.84%	6.116	359	74.78	713
10/1 YR LIBOR IO	1,942	408,749,788.47	92.05%	6.183	358	77.04	716
Total	2,135	444,062,574.60	100.00%	6.177	358	76.89	715

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Interest Only	1,942	408,749,788.47	92.05%	6.183	358	77.04	716
Not Interest Only	193	35,312,786.13	7.95%	6.110	359	75.13	710
Total	2,135	444,062,574.60	100.00%	6.177	358	76.89	715

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: 0 months	726	142,738,158.07	32.14%	6.314	359	77.35	718
Prepay Penalty: 12 months	666	154,972,387.58	34.90%	6.107	358	75.60	712
Prepay Penalty: 36 months	293	60,620,707.76	13.65%	6.085	358	76.08	718
Prepay Penalty: 60 months	450	85,731,321.19	19.31%	6.143	358	79.00	715
Total	2,135	444,062,574.60	100.00%	6.177	358	76.89	715

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
First Lien	2,135	444,062,574.60	100.00%	6.177	358	76.89	715
Total	2,135	444,062,574.60	100.00%	6.177	358	76.89	715

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alternative Documentation	213	36,918,747.32	8.31%	6.022	358	76.83	692
Full Documentation	128	28,468,468.72	6.41%	5.978	358	72.99	713
Preferred Documentation	309	66,785,002.32	15.04%	5.975	359	75.09	749
Reduced Documentation	1,442	302,615,987.51	68.15%	6.255	358	77.75	712
Stated Documentation	41	8,694,868.73	1.96%	6.378	358	74.18	688
Streamline Documentation	2	579,500.00	0.13%	5.941	359	70.54	622
Total	2,135	444,062,574.60	100.00%	6.177	358	76.89	715

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	380	82,608,285.38	18.60%	6.069	358	68.05	700
Purchase	1,616	332,216,082.97	74.81%	6.214	358	79.79	721
Rate/Term Refinance	139	29,238,206.25	6.58%	6.073	359	68.83	702
Total	2,135	444,062,574.60	100.00%	6.177	358	76.89	715

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condominium	656	120,535,114.42	27.14%	6.229	358	79.16	726
Planned Unit Development	524	110,101,028.94	24.79%	6.147	358	77.64	714
Single Family	870	189,387,059.82	42.65%	6.138	358	75.31	710
Two-to-Four Family	85	24,039,371.42	5.41%	6.370	358	74.52	716
Total	2,135	444,062,574.60	100.00%	6.177	358	76.89	715

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Non-owner	379	68,344,084.46	15.39%	6.365	358	75.13	724
Primary	1,534	329,719,641.63	74.25%	6.146	358	77.04	711
Second Home	222	45,998,848.51	10.36%	6.126	359	78.39	735
Total	2,135	444,062,574.60	100.00%	6.177	358	76.89	715

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alabama	4	694,513.00	0.16%	5.789	359	78.61	716
Alaska	1	256,500.00	0.06%	6.125	359	90.00	716
Arizona	216	41,351,381.27	9.31%	6.296	358	77.87	712
California	544	149,332,976.83	33.63%	6.134	358	74.03	715
Colorado	73	13,046,792.53	2.94%	6.109	358	77.63	713
Connecticut	21	5,260,610.13	1.18%	6.042	358	73.83	704
Delaware	1	313,500.00	0.07%	6.750	360	95.00	763
Florida	610	110,069,527.61	24.79%	6.217	358	79.60	719
Georgia	55	9,372,244.88	2.11%	5.926	358	76.54	713
Hawaii	23	6,491,610.00	1.46%	6.141	358	71.26	735
Idaho	33	5,008,481.74	1.13%	6.131	359	78.48	717
Illinois	22	4,631,938.00	1.04%	6.284	359	76.09	723
Indiana	5	856,566.46	0.19%	6.332	359	84.20	700
Iowa	1	87,920.00	0.02%	6.125	359	80.00	740
Kansas	3	330,600.00	0.07%	6.332	359	79.62	683
Kentucky	11	1,897,937.64	0.43%	5.967	358	79.54	696
Maine	2	143,200.00	0.03%	5.997	359	80.00	744
Maryland	20	4,631,619.57	1.04%	5.950	358	79.35	718
Massachusetts	13	3,383,167.00	0.76%	6.362	358	74.63	703
Michigan	22	3,797,912.19	0.86%	6.214	358	80.96	707
Minnesota	6	1,256,004.40	0.28%	6.347	358	80.00	696
Mississippi	1	162,858.34	0.04%	5.500	357	80.00	802
Missouri	3	435,570.00	0.10%	6.281	359	77.55	674
Montana	4	824,438.99	0.19%	6.150	359	70.63	684
Nebraska	3	333,450.00	0.08%	6.351	359	90.90	714
Nevada	108	21,933,199.68	4.94%	6.364	359	79.03	713
New Hampshire	1	119,925.00	0.03%	7.125	360	75.00	772
New Jersey	26	6,222,259.19	1.40%	6.520	359	75.22	713
New Mexico	6	939,320.00	0.21%	5.930	359	76.74	718
New York	9	1,592,250.00	0.36%	6.249	359	68.59	732
North Carolina	23	3,501,995.00	0.79%	6.012	359	77.56	703
Ohio	44	6,749,913.10	1.52%	6.051	359	80.95	705
Oklahoma	3	584,440.00	0.13%	6.851	359	78.43	695
Oregon	15	3,114,329.54	0.70%	6.178	358	79.34	699
Pennsylvania	10	1,786,530.00	0.40%	5.951	359	58.07	692
Rhode Island	1	220,000.00	0.05%	6.000	359	69.84	690
South Carolina	20	2,870,354.00	0.65%	6.096	359	77.52	723
Tennessee	16	2,806,371.70	0.63%	5.911	359	79.35	743
Texas	37	5,182,343.95	1.17%	6.050	358	80.88	732
Utah	21	2,803,510.08	0.63%	6.262	358	79.24	718
Vermont	1	200,000.00	0.05%	5.875	359	52.65	705
Virginia	20	3,888,839.00	0.88%	6.161	359	77.76	720
Washington	74	14,812,023.78	3.34%	6.074	358	78.22	712
Wisconsin	3	763,650.00	0.17%	6.228	359	79.96	750
Total	2,135	444,062,574.60	100.00%	6.177	358	76.89	715

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	2,089	430,058,436.47	96.85%	6.177	358	76.92	715
2.500 - 2.999	34	11,473,385.50	2.58%	6.052	358	71.74	723
3.000 - 3.499	12	2,530,752.63	0.57%	6.851	358	94.37	739
Total	2,135	444,062,574.60	100.00%	6.177	358	76.89	715

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	2,089	430,058,436.47	96.85%	6.177	358	76.92	715
2.500 - 2.999	34	11,473,385.50	2.58%	6.052	358	71.74	723
3.000 - 3.499	12	2,530,752.63	0.57%	6.851	358	94.37	739
Total	2,135	444,062,574.60	100.00%	6.177	358	76.89	715

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
10.500 -10.999	637	134,673,662.65	30.33%	5.776	358	74.80	723
11.000 -11.499	998	207,741,976.75	46.78%	6.183	358	77.35	713
11.500 -11.999	397	78,040,971.35	17.57%	6.601	359	78.11	709
12.000 -12.499	101	23,246,458.85	5.23%	7.007	359	80.50	709
12.500 -12.999	1	247,500.00	0.06%	7.875	359	90.00	751
13.000 -13.499	1	112,005.00	0.03%	8.000	360	95.00	733
Total	2,135	444,062,574.60	100.00%	6.177	358	76.89	715

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
5.000	2,126	437,892,842.09	98.61%	6.181	358	77.04	715
6.000	9	6,169,732.51	1.39%	5.954	357	66.20	745
Total	2,135	444,062,574.60	100.00%	6.177	358	76.89	715

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000	2,126	437,892,842.09	98.61%	6.181	358	77.04	715
6.000	9	6,169,732.51	1.39%	5.954	357	66.20	745
Total	2,135	444,062,574.60	100.00%	6.177	358	76.89	715

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
05/01/15	1	61,000.00	0.01%	5.750	355	46.92	682
06/01/15	15	3,498,458.81	0.79%	6.084	356	77.62	705
07/01/15	347	75,129,210.77	16.92%	6.040	357	76.92	718
08/01/15	667	143,423,002.41	32.30%	6.115	358	76.96	712
09/01/15	949	189,470,961.10	42.67%	6.261	359	76.81	717
10/01/15	156	32,479,941.51	7.31%	6.294	360	76.93	714
Total	2,135	444,062,574.60	100.00%	6.177	358	76.89	715